PLM EQUIPMENT GROWTH FUND







                                 NOTE AGREEMENT

                          Dated as of September 1, 1995









              Re: $23,000,000 Adjustable Rate Senior Secured Notes
                              Due December 31, 1998

                                TABLE OF CONTENTS

                          (Not a Part of the Agreement)

SECTION                    HEADING                                         PAGE

SECTION 1.                 DESCRIPTION OF NOTES AND COMMITMENT...............1

       Section 1.1.            Description of Notes..........................1
       Section 1.2.            Commitment, Closing Date......................2
       Section 1.3.            Other Agreements..............................3
       Section 1.4.            Security for the Notes........................3

SECTION 2.                 PREPAYMENT OF NOTES...............................3

       Section 2.1.            Required Prepayments..........................3
       Section 2.2.            Optional Prepayments..........................4
       Section 2.3.            Prepayment in Certain Extraordinary Events....4
       Section 2.4.            Prepayment of the Notes Upon Sale of Assets...6
       Section 2.5.            Notice of Prepayments.........................6
       Section 2.6.            Allocation of Prepayments.....................7
       Section 2.7.            Direct Payment................................7

SECTION 3.                 REPRESENTATIONS...................................8

       Section 3.1.            Representations of the Company................8
       Section 3.2.            Representations of the Purchasers.............8

SECTION 4.                 CLOSING CONDITIONS................................9

       Section 4.1.            Closing Certificate...........................9
       Section 4.2.            Legal Opinions................................9
       Section 4.3.            Existence and Authority.......................10
       Section 4.4.            Security Agreement............................10
       Section 4.5.            UCC Filing....................................10
       Section 4.6.            Payment of Bank Indebtedness..................10
       Section 4.7.            Private Placement Number......................10
       Section 4.8.            Related Transactions..........................10
       Section 4.9.            Insurance Certificate.........................10
       Section 4.10.           Rating........................................10
       Section 4.11.           Funding Instructions..........................11
       Section 4.12.           Satisfactory Proceedings......................11
       Section 4.13.           Waiver of Conditions..........................11

SECTION 5.                 COMPANY COVENANTS.................................11

       Section 5.1.            Existence, Etc................................11
       Section 5.2.            Insurance.....................................11
       Section 5.3.            Taxes, Claims for Labor and Materials,
                                  Compliance with Laws.......................12
       Section 5.4.            Maintenance, Etc..............................12
       Section 5.5.            Nature of Business............................12
       Section 5.6.            Special Provisions for Marine Vessels and
                                  Aircraft...................................13
       Section 5.7.            Fixed Charge Coverage.........................14
       Section 5.8.            Sale and Leaseback............................14
       Section 5.9.            Limitations on Indebtedness...................14
       Section 5.10.           Limitation on Liens...........................14
       Section 5.11.           Distributions, Certain Payments...............16
       Section 5.12.           Limitation on Purchase Options Relating to
                                  Equipment..................................16
       Section 5.13.           Mergers, Consolidations and Sales of Assets...16
       Section 5.14.           Guaranties....................................18
       Section 5.15.           Repurchase of Notes...........................18
       Section 5.16.           Transactions with Affiliates and Affiliated
                                  Partnerships...............................18
       Section 5.17.           Investments...................................18
       Section 5.18.           Termination of Pension Plans..................20
       Section 5.19.           Reports and Rights of Inspection..............20
       Section 5.20.           Certain Appraisals............................24

SECTION 6.                 EVENTS OF DEFAULT AND REMEDIES THEREFOR...........24

       Section 6.1.            Events of Default.............................24
       Section 6.2.            Notice to Holders.............................26
       Section 6.3.            Acceleration of Maturities....................26
       Section 6.4.            Rescission of Acceleration....................27

SECTION 7.                 AMENDMENTS, WAIVERS AND CONSENTS..................27

       Section 7.1.            Consent Required..............................27
       Section 7.2.            Solicitation of Noteholders...................28
       Section 7.3.            Effect of Amendment or Waiver.................28

SECTION 8.                 INTERPRETATION OF AGREEMENT.......................28

       Section 8.1.            Definitions...................................28
       Section 8.2.            Accounting Principles.........................40
       Section 8.3.            Directly or Indirectly........................41

SECTION 9.                 MISCELLANEOUS.....................................41

       Section 9.1.            Registered Notes..............................41
       Section 9.2.            Exchange of Notes.............................41
       Section 9.3.            Loss, Theft, Etc. of Notes....................41
       Section 9.4.            Expenses, Stamp Tax Indemnity.................42
       Section 9.5.            Powers and Rights Not Waived..................42
       Section 9.6.            Notices.......................................43
       Section 9.7.            Successors and Assigns........................43
       Section 9.8.            Survival of Covenants and Representations.....43
       Section 9.9.            Severability..................................43
       Section 9.10.           Governing Law.................................43
       Section 9.11.           Submission to Jurisdiction....................43
       Section 9.12.           Captions......................................43
       Section 9.13.           Limitation of Liability.......................44


ATTACHMENTS TO NOTE AGREEMENT:

Schedule I -- Names and Addresses of Purchasers
Schedule II -- Names of Appraisers
Schedule III -- Names of Underwriters, Protection and Indemnity Clubs
                and Insurers relating to Extensions and Renewals of Insurance Policies

Exhibit A -- Form of Adjustable Rate Senior Secured Note due December 31, 1998 Exhibit B -- Closing Certificate of the Company Exhibit C -- Description of Special Counsel's Closing Opinion Exhibit D -- Description of Closing Opinion of Counsel to the Company

                            PLM EQUIPMENT GROWTH FUND
                                   One Market
                              Steuart Street Tower
                                    Suite 900
                          San Francisco, CA 94105-1301

                                 NOTE AGREEMENT


              Re: $23,000,000 Adjustable Rate Senior Secured Notes
                              Due December 31, 1998
                              --------------------

                                                   Dated as of
                                                   September 1, 1995
To the Purchaser named in
  Schedule I which is a signatory
  to this Agreement

Ladies and Gentlemen:

         The undersigned, PLM EQUIPMENT GROWTH FUND, a California limited partnership (the "Company"), agrees with you as follows:

SECTION 1.               DESCRIPTION OF NOTES AND COMMITMENT.

SECTION 1.DESCRIPTION OF NOTES AND COMMITMENT.

Section 1.1.Description of Notes. ~Section1.1.Description of Notes. (a) The Company will authorize the issue and sale of $23,000,000 aggregate principal amount of its Adjustable Rate Senior Secured Notes (the "Notes") to be dated the date of issue, to bear interest from such date at the Adjustable Rate, payable quarterly in arrears on the last day of each March, June, September, and December in each year (commencing December 31, 1995) and at maturity and to bear interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the Overdue Rate after maturity, whether by acceleration or otherwise, until paid, to be expressed to mature on December 31, 1998, and to be substantially in the form attached hereto as Exhibit A. Interest on the Notes shall be computed on the basis of a 360-day year and actual days elapsed. The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in ss.2 of this Agreement. The term "Notes" as used herein shall include each Note delivered pursuant to this Agreement and the separate agreements with the other purchasers named in Schedule I. You and the other purchasers named in Schedule I are hereinafter sometimes referred to as the "Purchasers".

           (b) (1) The Indexing Agent shall, as soon as practicable after 11:00 a.m., London, England time two (2) Business Days prior to the commencement of each Interest Period, determine the Adjustable Rate applicable to the outstanding principal amount of the Notes and inform the Company and each of the holders of the Notes of the Adjustable Rate so determined. Such Adjustable Rate shall be applicable to the outstanding principal amount of the Notes during such Interest Period. Neither the Indexing Agent nor any holder of the Notes shall be under any duty or obligation to notify the Company that the Interest Period then applicable to the outstanding principal amount of the Notes is about to expire.

                  (2) Notwithstanding any other provisions of this Agreement or any Note, if at any time after the date hereof any change in any applicable law, rule, regulation or treaty or in the interpretation thereof makes it, in the judgment of the Requisite Holders, unlawful for the holders of the Notes to continue to maintain the loan evidenced by the Notes based upon a LIBO Rate or to give effect to the obligations of the holders as contemplated thereby and hereby, the Requisite Holders shall promptly give notice thereof to the Company (and the Company shall then and thereupon promptly notify each other holder of the Notes in the manner provided in ss.9.6). The obligations of the holders of the Notes to maintain the loan evidenced by the Notes based upon a LIBO Rate shall thereupon terminate, effective on and as of the expiration date of the then current Interest Period, and the Company and the Requisite Holders shall negotiate in good faith in order to arrive at a mutually satisfactory method of computing the interest rate applicable to the Notes. If no substitute rate is agreed upon between the Company and the Requisite Holders, the Company shall, on the expiration date of such Interest Period, prepay the outstanding principal amount of the Notes, together with all interest accrued thereon and all other amounts then due and payable to such holder under this Agreement.

                  (3) If on or prior to the Business Day next preceding any Interest Period (i) the Indexing Agent shall have determined that U.S. Dollar deposits for a period equal to such Interest Period and in an amount comparable to the outstanding principal amount of the Notes are not being offered by prime banks in the London interbank market, or (ii) the Requisite Holders advise the Indexing Agent that the method of computing the rate applicable to the Notes does not accurately reflect the cost to the holders of the Notes of funding the outstanding balance of the Notes, the Indexing Agent shall on such Business Day next preceding such Interest Period give notice of such determination to the Company and each holder of the Notes, and the Company and the Requisite Holders shall negotiate in good faith in order to arrive at a mutually satisfactory method of computing the interest rate applicable to the Notes. If no substitute rate is agreed upon between the Company and the Requisite Holders, the Company shall on the expiration date of the Interest Period then expiring prepay the outstanding principal amount of the Notes, together with all interest accrued thereon and all other amounts then due and payable to the holders of the Notes under this Agreement.


Section  1.2.Commitment,   Closing  Date~Section1.2.Commitment,   Closing  Date.
Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to you, and you agree to purchase from the Company, Notes of the Company in the aggregate principal amount set forth opposite your name in
Schedule I, at a price of 100% of the principal amount thereof on the Closing Date hereinafter mentioned.

         Delivery of the Notes will be made at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, against payment therefor in Federal or other funds current and immediately available at the principal office of Unibank, AS, New York, New York, ABA Routing No. 026005694, in the amount of the purchase price for credit to the Account of Den Norske Bank, New York Branch, #2638001, referencing the Company, at 10:00 A.M., Chicago time, on September 28, 1995 or such later date (not later than September 29, 1995) as shall be mutually agreed upon by the Company and the Purchasers (the "Closing Date"). The Notes delivered to you on the Closing Date will be delivered to you in the form of a single registered Note for the full amount of your purchase (unless different denominations are specified by you), registered in your name or in the name of such nominee as you may specify and in substantially the form attached hereto as Exhibit A, all as you may specify at any time prior to the date fixed for delivery.


Section 1.3.Other Agreements~Section1.3.Other Agreements. Simultaneously with the execution and delivery of this Agreement, the Company is entering into similar agreements with the other Purchasers under which such other Purchasers agree to purchase from the Company the principal amount of Notes set opposite such Purchasers' name in Schedule I, and your obligation and the obligations of the Company hereunder are subject to the execution and delivery of the similar agreements by the other Purchasers. The obligations of each Purchaser shall be several and not joint and no Purchaser shall be liable or responsible for the acts of any other Purchaser.


Section 1.4.Security for the Notes~Section1.4.Security for the Notes. The Notes will be secured by and have the benefit of the Security Agreement dated as of the date of this Agreement which will be in form and substance satisfactory to you and your special counsel (the "Security Agreement").

SECTION 2.               PREPAYMENT OF NOTESSECTION 2.PREPAYMENT OF NOTES.


Section 2.1.Required Prepayments~Section2.1.Required Prepayments. The Company agrees that on each of the dates set forth in the table below, it will prepay and apply and there shall become due and payable on the principal indebtedness evidenced by the Notes the lesser of (a) the amount set opposite such date in the table below and (b) the then outstanding aggregate principal amount of the
Notes:

         REQUIRED PREPAYMENT DATES                     PRINCIPAL PREPAYMENT

             March 31, 1996                               $7,000,000
             December 31, 1997                            $6,000,000

         The entire unpaid principal amount of the Notes shall become due and payable on December 31, 1998. No premium shall be payable in connection with any required prepayment made pursuant to this ss.2.1 or ss.2.2, ss.2.3 or ss.2.4. For the purposes of this ss.2.1, any prepayment of less than all of the outstanding Notes (1) if made pursuant to ss.2.2 shall be deemed to be applied to the scheduled principal payments in chronological order, or (2) if made pursuant to ss.2.3 or ss.2.4 shall be deemed to be applied pro rata to the payment of all remaining principal payments required by this ss.2.1, so that each such remaining payment of principal shall thereupon be reduced in the same proportion that the principal amount of Notes outstanding immediately preceding the payment pursuant to ss.2.3 or ss.2.4, as the case may be, was reduced by such prepayment.


Section 2.2.Optional Prepayments~Section2.2.Optional Prepayments. (a) In addition to the payments required by ss.2.1, upon compliance with ss.2.5, but subject always to the limitations expressed in clause (b) of this ss.2.2, the Company shall have the privilege on each Interest Rate Adjustment Date, of prepaying the outstanding Notes, either in whole or in part (but if in part, then in units in excess of $100,000) by payment of the principal amount of the Notes, or portion thereof to be prepaid, and accrued interest thereon to the date of such prepayment, but without premium.

           (b) Anything contained in this Agreement, including without limitation this ss.2.2, to the contrary notwithstanding, upon the occurrence of any Change Event or Withdrawal Event, the Company may only prepay the Notes pursuant to and within the limitations of ss.2.3(a) or ss.2.3(b), as the case may be, and not pursuant to this ss.2.2.


Section 2.3.Prepayment in Certain Extraordinary Events~Section2.3.Prepayment in Certain Extraordinary Events. (a) In the event that any Material Agreement shall be canceled or terminated for any reason whatsoever or shall be modified or amended in a manner materially adverse to the rights of the Company thereunder (herein a "Change Event") and the Company has knowledge of a Change Event or an impending Change Event, the Company will give written notice (herein called a "Change Notice") of such fact to all holders of the Notes then outstanding. Said Change Notice shall be delivered at least 60 days and no more than 90 days prior to the occurrence of such Change Event; provided, however that if the Company shall not then have knowledge of such fact, such Change Notice shall be delivered within two Business Days after receipt of such knowledge by the Company. In addition to notifying the holders of the Notes of a Change Event or a proposed Change Event, the Change Notice shall state that the occurrence of such Change Event entitles said holders to declare the Notes held by them to become due and payable pursuant to this ss.2.3(a) and the date by which said holders must respond to such Change Notice pursuant to clause (ii) of the next succeeding paragraph if they desire to waive such right. The Company shall not be required to prepay any Notes pursuant to this ss.2.3(a) unless and until such Change Event shall be consummated.

         Upon the receipt of such Change Notice or, if no Change Notice is given, upon the occurrence of a Change Event, any holder of Notes shall have the privilege, upon written notice (the "Declaration Notice") to the Company, of either (i) declaring all Notes held by such holder serving such Declaration Notice due and payable or (ii) waiving the right of such holder to declare the Notes held by it to be due and payable. In the event that a Change Notice is given and a holder of the Notes fails to waive such right in accordance with this ss.2.3(a), the Notes held by such holder shall irrevocably be deemed to be and the same shall on the Payment Date (as hereinafter defined) become due and payable as a result of such Change Event. All Notes declared due and payable shall become due and payable and paid on such date (the "Payment Date") as the Company shall specify in a written notice delivered to the holder or holders which have declared their Notes due and payable (which notice shall be delivered by the Company to such holder or holders not later than 10 days prior to the Payment Date) and the Payment Date shall be not later than 10 days after the consummation of such Change Event, in the event that such Declaration Notice is served on or prior to the date of the consummation of such Change Event or 10 days after the date such Declaration Notice is served, if such Declaration Notice is not served on or prior to the date of such Change Event. The Company covenants and agrees to prepay in full on the Payment Date all Notes held by such holder serving such Declaration Notice to the Company declaring such Notes due and payable.

         In the event that any holder of the Notes shall have declared all of the Notes held by it to become due and payable pursuant to ss.2.3(a), then the Company shall promptly, but in any event within five days after the receipt of the Declaration Notice, deliver written notice of such declaration (the
"Notification of Declaration") to each other holder of the Notes and, notwithstanding anything to the contrary contained in this Agreement, each such other holder which has previously waived its right to declare the Notes held by it to be due and payable pursuant to ss.2.3(a)(ii) shall then have the right to declare all of the Notes held by it to become due and payable pursuant to ss.2.3(a)(i) until the later to occur of (x) 60 days after receipt by such holders of the Change Notice or (y) 20 days after receipt by such holders of a Notification of Declaration, with respect to a Declaration Notice made by holders of Notes.

           (b) In the event that PLM Financial Services, Inc., a Delaware corporation, or PLM Investment Management, Inc., a California corporation, or any successor to either such entity shall resign or withdraw or be removed or transfer its interest as General Partner or Fund Manager, as the case may be (such event being herein referred to as a "Withdrawal Event"), then, in such event, the Company will promptly, but in any event within 10 days, give written notice thereof (a "Withdrawal Notice") to the holders of all outstanding Notes, which notice shall make specific reference to this Section and to the rights of the holders hereunder. If, within 90 days after the Withdrawal Notice, the Company procures a successor entity qualified and experienced in performing functions such as those performed by the General Partner or Fund Manager, as the case may be, the Company shall promptly, but in any event within five days, send notice thereof to the holders of all outstanding Notes. Should the holders of 33-1/3% or more in aggregate principal amount of the Notes then outstanding object to such successor entity within 10 days of the receipt of such notice, or should the Company not be able to procure such successor within such 90-day period, each holder of outstanding Notes shall have the right by written notice to the Company given not earlier than five days nor later than 45 days after the expiration of such period (the "Withdrawal Event Prepayment Election Period"), to either (i) demand that the Company prepay all of the Notes then held by such holder or (ii) notify the Company that such holder has waived its right to have the Notes held by it prepaid. In the event that a Withdrawal Notice is given and a holder of the Notes fails to provide such written notice within the Withdrawal Event Prepayment Election Period, the Notes held by such holder shall irrevocably be deemed to be and the same shall on a date five days following the expiration of the Withdrawal Event Prepayment Election Period become due and payable. With respect to any prepayment, the prepayment date shall be specified in writing to each holder by the Company and shall be the same date as the date established for the prepayment of Notes held by all holders exercising their rights under this ss.2.3(b) by reason of the occurrence of the Withdrawal Event.

         The Company will also promptly notify the holders of the Notes of the receipt of any demand by any Note holder for the prepayment of its Note pursuant to thisss.2.3(b).

           (c) All prepayments on the Notes pursuant to this ss.2.3 shall be made by the payment of the aggregate principal amount remaining unpaid on the Notes to be prepaid and accrued interest thereon to the date of such prepayment, and if such prepayment is to be made on any date other than an Interest Rate Adjustment Date, then together with a premium equal to the Breakage Cost Amount, determined as of two Business Days prior to the date of such prepayment pursuant to this ss.2.3.


Section 2.4.Prepayment of the Notes Upon Sale of Assets~Section2.4.Prepayment of the Notes Upon Sale of Assets. (a) Subject to clause (b) of this ss.2.4, in the event that the Company or a Restricted Subsidiary shall sell or otherwise dispose of any of its assets, then and in such event, upon compliance with ss.2.5, the Company shall on the Interest Rate Adjustment Date established pursuant to ss.2.5, prepay the outstanding Notes in an amount equal to the aggregate Asset Sale Prepayment Amount accumulated in the Cash Reserve Account, together with accrued interest thereon to the date of such prepayment, but without premium; provided that so long as no Default or Event of Default shall have occurred and be continuing, the Company shall not be required to prepay the Notes pursuant to this ss.2.4 until at least $500,000 shall have accumulated in the Cash Reserve Account. The amount of any net sale proceeds in excess of the amount required to be applied to the prepayment of the Notes pursuant to this ss.2.4 shall be distributed by the Company as provided in ss.5.13(a)(4).

           (b) Notwithstanding clause (a) of this ss.2.4, if at the time of any sale or other disposition of assets by the Company or a Restricted Subsidiary, Consolidated Assets are for any reason whatsoever less than $20,000,000, then and in such event 100% of the net sales proceeds arising from any such sale or other disposition shall on the Interest Rate Adjustment Date established pursuant to ss.2.5 be applied to the prepayment of the Notes, together with accrued interest thereon to the date of such prepayment, but without premium.


Section 2.5.Notice of Prepayments.~Section2.5.Notice of Prepayments. The Company will give notice of any prepayment of the Notes pursuant to ss.2.2 or ss.2.4 to each holder thereof not less than 30 days nor more than 60 days before the Interest Rate Adjustment Date fixed for such optional or required prepayment specifying (a) such date, (b) the section of this Agreement under which the prepayment is to be made, and (c) the principal amount of the holder's Notes to be prepaid on such date. Such notice of prepayment shall also certify all facts which are conditions precedent to any such prepayment and, in the case of any prepayment pursuant to ss.2.2, shall contain (i) the certification of the Company that it is not prepaying the Notes with the proceeds of any Indebtedness or Equity Capital of the Company or any of its Restricted Subsidiaries or Affiliates and (ii) the covenant of the Company to the effect that neither the Company nor any of its Restricted Subsidiaries will incur any Indebtedness from and after the date of prepayment of the Notes pursuant to said ss.2.2. Notice of prepayment having been so given, the aggregate principal amount of the Notes specified in such notice and accrued interest thereon shall become due and payable on such Interest Rate Adjustment Date.


Section 2.6.Allocation of Prepayments.~Section2.6.Allocation of Prepayments. (a) Except for prepayment of less than all of the Notes at the time outstanding pursuant to ss.2.3 or ss.2.4 and except as otherwise provided in clause (b) of this ss.2.6, all partial prepayments shall be applied on all outstanding Notes ratably in accordance with the unpaid principal amounts thereof but only in units of $10,000, and to the extent that such ratable application shall not result in an even multiple of $10,000, adjustment may be made by the Company to the end that successive applications shall result in substantially ratable payments. Partial prepayments made pursuant to ss.2.2 shall be credited in each case in chronological order against the required prepayments provided for by ss.2.1.

           (b) Notwithstanding the provisions of ss.2.6(a), the first $3,000,000 of any payment or prepayment of the Notes made by the Company, whether pursuant to the required prepayment to be made by the Company on March 31, 1996 or any other payment or prepayment made by the Company prior to March 31, 1996 pursuant to ss.2.2, shall be applied to the prepayment of the Notes held by The North Atlantic Life Insurance Company of America, by Northwestern National Life Insurance Company and by Northern Life Insurance Company ratably in accordance with the unpaid principal amounts thereof.


Section 2.7.Direct Payment.~Section2.7.Direct Payment. Notwithstanding anything to the contrary in this Agreement or the Notes, in the case of any Note owned by a Purchaser or its nominee or owned by any other institutional holder who has given written notice to the Company requesting that the provisions of this Section shall apply, the Company will promptly and punctually pay when due the principal thereof and premium, if any, and interest thereon, without any presentment thereof directly to such Purchaser or such subsequent holder at the address of such Purchaser set forth in Schedule I or at such other address as such Purchaser or such subsequent holder may from time to time designate in writing to the Company or, if a bank account is designated for such Purchaser on
Schedule I hereto or in any written notice to the Company from such Purchaser or any such subsequent holder, the Company will make such payments in immediately available funds to such bank account no later than 12:00 Noon Chicago, Illinois time on the date due, marked for attention as indicated, or in such other manner or to such other account of such Purchaser or such holder in any bank in the United States as the Purchaser or any such subsequent holder may from time to time direct in writing. If for any reason whatsoever the Company does not make any such payment by such 12:00 Noon Chicago, Illinois time on the date due, such payment shall be deemed to have been made on the next following Business Day and such payment shall bear interest at the Overdue Rate. With respect to Notes to which this Section applies, the Company shall be entitled to presume conclusively that the original or such subsequent institutional holder as shall have requested the provisions hereof to apply to its Notes remains the holder of such Notes until (a) the Company shall have received notice of the transfer of such Notes, and of the name and address of the transferee, or (b) such Notes shall have been presented to the Company as evidence of the transfer.

SECTION 3.               REPRESENTATIONSSECTION3.REPRESENTATIONS.


Section 3.1.Representations of the Company~Section3.1.Representations of the Company. The Company represents and warrants that all representations set forth in the form of certificate attached hereto as Exhibit B are true and correct as of the date hereof and are incorporated herein by reference with the same force and effect as though herein set forth in full.


Section 3.2.Representations of the Purchasers.~Section3.2.Representations of the Purchasers. (a) You represent, and in entering into this Agreement the Company understands, that (i) you are an "accredited investor" within the meaning of Regulation D promulgated by the Securities and Exchange Commission and (ii) you are acquiring the Notes for the purpose of investment and not with a view to the distribution thereof, and that you have no present intention of selling, negotiating or otherwise disposing of the Notes; provided that the disposition of your Property shall at all times be and remain within your control.

           (b) You further represent that at least one of the following statements concerning each source of funds to be used by you to purchase the Notes is accurate as of the Closing Date:

                  (i) the source of funds to be used by you to pay the purchase price of the Notes is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption 95-60 ("PTE") (issued July 12, 1995) and the purchase of the Notes by you is eligible for and satisfies the requirements of PTE 95-60;

                  (ii) all or a part of such funds constitute assets of one or more separate accounts, trusts or a commingled pension trust maintained by you, and you have disclosed to the Company names of such employee benefit plans whose assets in such separate account or accounts or pension trusts exceed 10% of the total assets or are expected to exceed 10% of the total assets of such account or accounts or trusts as of the date of such purchase (for the purpose of this clause (ii), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan);

                  (iii) all or part of such funds constitute assets of a bank collective investment fund maintained by you, and you have disclosed to the Company names of such employee benefit plans whose assets in such collective investment fund exceed 10% of the total assets or are expected to exceed 10% of the total assets of such fund as of the date of such purchase (for the purpose of this clause (iii), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan);

                  (iv) all or part of such funds constitute assets of one or more employee benefit plans, each of which has been identified to the Company in writing;

                  (v) you are acquiring the Notes for the account of one or more pension funds, trust funds or agency accounts, each of which is a "governmental plan" as defined in Section 3(32) of ERISA;

                  (vi) the source of funds is an "investment fund" managed by a "qualified professional asset manager" or "QPAM" (as defined in Part V of PTE 84-14, issued March 13, 1984), provided that no other party to the transactions described in this Agreement and no "affiliate" of such other party (as defined in Section V(c) of PTE 84-14) has at this time, and during the immediately preceding one year has exercised the authority to appoint or terminate said QPAM as manager of the assets of any plan identified in writing pursuant to this clause (vi) or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plans; or

                   (vii) if you are other than an insurance company, all or a portion of such funds consists of funds which do not constitute "plan assets".

         The Company shall deliver a certificate on the Closing Date which certificate shall either state that (A) it is neither a "party in interest" (as defined in Title I, Section 3(14) of ERISA) nor a "disqualified person" (as defined in Section 4975(e)(2) of the Internal Revenue Code of 1986, as amended), with respect to any plan identified pursuant to paragraphs (ii), (iii) or (iv) above, or (B) with respect to any plan identified pursuant to paragraph (vi) above, neither it nor any "affiliate" (as defined in Section V(c) of PTE 84-14) is described in the proviso to said paragraph (vi). As used in this ss.3.2(b), the terms "separate account" and "employee benefit plan" shall have the respective meanings assigned to them in ERISA and the term "plan assets" shall have the meaning assigned to it in Department of Labor Regulation 29 C.F.R. ss.2510.3-101.

           (c) You acknowledge that the Company and First Union National Bank of North Carolina, as Collateral Agent, are entering into the Security Agreement for your benefit and that you shall be bound by the terms thereof.

SECTION 4.               CLOSING CONDITIONS.SECTION4.CLOSING CONDITIONS.

         Your obligation to purchase the Notes on the Closing Date shall be subject to the performance by the Company of its agreements hereunder which by the terms hereof are to be performed at or prior to the time of delivery of the Notes and to the following further conditions precedent:


Section 4.1.Closing Certificate.~Section4.1.Closing Certificate. Concurrently with the delivery of Notes to you on the Closing Date, you shall have received a certificate dated the Closing Date, signed by an authorized officer of the General Partner substantially in the form attached hereto as Exhibit B, the truth and accuracy of which shall be a condition to your obligation to purchase the Notes proposed to be sold to you.


Section 4.2.Legal Opinions~Section4.2.Legal Opinions. Concurrently with the delivery of Notes to you on the Closing Date, you shall have received from Chapman and Cutler, who are acting as your special counsel in this transaction, and from Stephen Peary, General Counsel of the Company, their respective opinions dated the Closing Date, in form and substance satisfactory to you, and covering the matters set forth in Exhibits C and D, respectively, hereto.


Section 4.3.Existence and Authority~Section4.3.Existence and Authority. On or prior to the Closing Date, you shall have received, in form and substance reasonably satisfactory to you and your special counsel, such documents and evidence with respect to the Company and the General Partner as you may reasonably request in order to establish to the existence and good standing of the Company and the General Partner and the authorization of the transactions contemplated by this Agreement and the Security Agreement.


Section 4.4.Security Agreement~Section4.4.Security Agreement. The Security Agreement shall be in form and substance satisfactory to you and your special counsel, shall have in duly executed and delivered by the Company and shall be in full force and effect and you shall have received a true, correct and complete copy thereof.


Section 4.5.UCC Filing~Section4.5.UCC Filing. A Uniform Commercial Code statement shall have been filed for record with the Secretary of State of the State of California in order to perfect the Lien and security interest granted or conveyed by the Security Agreement to the extent that a Lien and security interest may be perfected under the Uniform Commercial Code by such filing.


Section 4.6.Payment of Bank Indebtedness~Section4.6.Payment of Bank Indebtedness. You shall have received, in form and substance reasonably satisfactory to you and your special counsel, evidence that the Indebtedness in the aggregate principal amount of $28,000,000 due and owing by the Company to Den norske Bank AS. has been paid and discharged in full.


Section 4.7.Private Placement Number~Section4.7.Private Placement Number. A Private Placement Number relating to the Notes shall have been duly ordered from Standard & Poor's Corporation.


Section 4.8.Related Transactions~Section4.8.Related Transactions. Prior to or concurrently with the issuance and sale of Notes to you, the Company shall have consummated the sale of the entire principal amount of the Notes scheduled to be sold on the Closing Date pursuant to this Agreement and the other agreements referred to in ss.1.3.


Section 4.9.Insurance Certificate~Section4.9.Insurance Certificate. Prior to or concurrently with the issuance and sale of the Notes to you, the Company will furnish to you and to your special counsel a report signed by an independent insurance broker satisfactory to you with respect to the insurance maintained under this Agreement (including, without limitation, as to each policy, its number, the amount, the insurer, the named assureds, the type of risk, the loss payees and the expiration date) and stating the opinion of said broker that such insurance is in such amounts, against such risks, and with such insurers as to adequately protect the Company.


Section   4.10.Rating~Section4.10.Rating.   The  Notes  shall  have  received  a
preliminary rating of "2" or better from the National Association of Insurance Commissioners.


Section 4.11.Funding Instructions~Section4.11.Funding Instructions. At least three Business Days prior to the Closing Date, you shall have received written instructions executed by an authorized officer of the General Partner directing the manner of payment of funds and setting forth (1) the name of the transferee bank, (2) such transferee bank's ABA number, (3) the account name and number into which the purchase price for the Notes is to be deposited, and (4) the name and telephone number of the account representative responsible for verifying the receipt of the funds.


Section 4.12.Satisfactory Proceedings.~Section4.12.Satisfactory Proceedings. All proceedings taken in connection with the transactions contemplated by this Agreement, and all documents necessary to the consummation thereof, shall be satisfactory in form and substance to you and your special counsel, and you shall have received a copy (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the consummation of said transactions.


Section 4.13.Waiver of Conditions.~Section4.13.Waiver of Conditions. If on the Closing Date the Company fails to tender to you the Notes to be issued to you on such date or if the conditions specified in this ss.4 have not been fulfilled, you may thereupon elect to be relieved of all further obligations under this Agreement. Without limiting the foregoing, if the conditions specified in this ss.4 have not been fulfilled, you may waive compliance by the Company with any such condition to such extent as you may in your sole discretion determine.
Nothing in this ss.4.13 shall operate to relieve the Company of any of its obligations hereunder or to waive any of your rights against the Company.

SECTION 5.               COMPANY COVENANTSSECTION5.COMPANY COVENANTS.

         From and after the Closing Date and continuing so long as any amount remains unpaid on any Note:


Section 5.1.Existence, Etc~Section5.1.Existence, Etc. The Company will preserve and keep in force and effect, and will cause each Restricted Subsidiary to preserve and keep in force and effect, its existence and all licenses and permits necessary to the proper conduct of its business, provided that the foregoing shall not prevent any transaction permitted by ss.5.1.


Section 5.2.Insurance~Section5.2.Insurance. The Company will maintain, or cause to be maintained, and will cause each Restricted Subsidiary to maintain, or cause to be maintained, insurance coverage on the Equipment by financially sound and reputable hull and other underwriters or protection and indemnity clubs, or Lloyds of London or a foreign insurer certified by a reputable insurance broker as a financially sound insurance carrier or domestic insurers accorded a rating by A.M. Best Company, Inc. of A+ or better at the time of issuance of any policy (other than renewals or extensions of policies maintained with underwriters, protection and indemnity clubs or insurers identified on Schedule III hereto, provided that at the time of any such renewal or extension, such underwriter, protection or indemnity club or insurer is rated A or better by A.M. Best Company, Inc. in the case of any such underwriter, club or insurer other than Pacific Insurance Company and in the case of Pacific Insurance Company, it shall be rated A- or better by A.M. Best Company, Inc. at the time of any such renewal or extension) in such forms and amounts and against such risks as are customary for businesses of established reputation engaged in the same or a similar business and owning and operating similar Properties. Without limiting the foregoing, the Company will maintain, or cause to be maintained, insurance coverage against third-party bodily injury and property damage liability in connection with equipment ownership and operation and will also maintain or cause to be maintained, insurance coverage with a limit of liability of not less than $500,000 per occurrence, to insure the Company and its Subsidiaries against loss caused by the fraud or dishonesty of any of its employees and the employees of the General Partner and its Affiliates.


Section 5.3.Taxes, Claims for Labor and Materials, Compliance with Laws~Section5.3.Taxes, Claims for Labor and Materials, Compliance with Laws. (a) The Company will promptly pay and discharge, and will cause each Restricted Subsidiary promptly to pay and discharge, all lawful taxes, assessments and governmental charges or levies imposed upon the Company or such Restricted Subsidiary, respectively, or upon or in respect of all or any part of the Property or business of the Company or such Restricted Subsidiary, all trade accounts payable in accordance with usual and customary business terms, and all claims for work, labor or materials, which if unpaid might become a Lien or charge upon any Property of the Company or such Restricted Subsidiary; provided the Company or such Restricted Subsidiary shall not be required to pay any such tax, assessment, charge, levy, account payable or claim if (i) the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of any Property of the Company or such Restricted Subsidiary or any material interference with the use thereof by the Company or such Restricted Subsidiary, and (ii) the Company or such Restricted Subsidiary shall set aside on its books, reserves deemed by it to be adequate with respect thereto.

           (b) The Company will promptly comply and will cause each Subsidiary to comply with all laws, ordinances or governmental rules and regulations to which it is subject, including, without limitation, the Occupational Safety and Health Act of 1970, ERISA and any Environmental Law, the violation of which would materially and adversely affect the properties, business, prospects, profits or condition of the Company and its Subsidiaries, taken as a whole, or would result in any Lien or charge upon any Property of the Company or any Subsidiary not permitted by ss.5.10.


Section 5.4.Maintenance, Etc~Section5.4.Maintenance, Etc. The Company will maintain, preserve and keep, or cause to be maintained, preserved and kept, all Properties which are used or useful in the conduct of the business of the Company and its Restricted Subsidiaries (whether owned in fee or a leasehold interest) in good repair and working order and from time to time will make all necessary repairs, replacements, renewals and additions so that at all times the efficiency thereof shall be maintained.


Section 5.5.Nature of Business~Section5.5.Nature of Business. The Company and its Restricted Subsidiaries taken as a whole will not engage in any business other than the business of owning and leasing a diversified equipment portfolio consisting primarily of used transportation and transportation-related equipment all as more fully described in Section 1.05 of the Partnership Agreement as in effect on the date hereof.


Section 5.6.Special Provisions for Marine Vessels and Aircraft~Section5.6.Special Provisions for Marine Vessels and Aircraft. Without limiting the foregoing provisions of ss.5.2 and ss.5.4, the Company shall cause any Vessels or Aircraft owned by it or in which it has an ownership interest to be maintained and insured as provided in this ss.5.6.

           (a) Maintenance of Marine Vessels. The Company will at all times cause any Vessel to be maintained and preserved in good condition, working order and repair as will entitle her to retain the highest classification and rating for vessels of the same age and type in the American Bureau of Shipping, Det Norske Veritas, Bureau Veritas, Lloyds Register, Nippon Kaiji Kyokai, Germanischer Lloyd or classification societies of similar stature.

           (b) Insurance on Marine Vessels. The Company will at all times cause the following insurance to be carried and maintained with respect to any Vessel:

                   (i) Marine insurance in an amount at least equal to the Equipment Value of such Vessel covering the hull and all equipment and appurtenances of the Vessel, against all usual marine risks;

                  (ii) Insurance covering the customary protection and indemnity risks in an amount equal to the higher of (1) an amount customary with operations conducted by any such Vessel and (2) the Equipment Value of such Vessel;

                 (iii) Insurance against liability arising out of pollution, spillage or leakage in connection with operations conducted by any Vessel in an amount not less than the usual and customary coverage amounts carried in the international shipping industry for comparable marine vessels handling or transporting similar cargo; provided that in no event shall such insurance be maintained in an amount less than that required by the laws of any jurisdiction in which any such Vessel is operated for so long as such Vessel is operated under the laws of such jurisdiction; and

                  (iv)  War  risk   insurance,   if  available  at  commercially
reasonable rates.

           (c) Certificate of Financial Responsibility. When required for access to U.S. ports, the Company shall obtain a Certificate of Financial Responsibility issued by the United States pursuant to the Federal Water Pollution Control Act to the extent that the same may be required by law or regulation.

           (d) Maintenance and Servicing of Aircraft. The Company will at all times cause:

                   (i) any Aircraft to be serviced, repaired, maintained, tested and overhauled so as to keep such Aircraft in such operating condition as may be necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times under the Federal Aviation Act or the governmental authority having jurisdiction over such Aircraft;

                  (ii) all records, logs and other materials required to be maintained by the Federal Aviation Administration, or the governmental authority having jurisdiction over any Aircraft, to be maintained in respect of each Aircraft (including any item of Equipment included therein); and

                 (iii) any Aircraft to comply with all airworthiness directives issued by any governmental authority having jurisdiction over any Aircraft.

           (e) Public Liability and Property Damage Liability Insurance for Aircraft. The Company will at all times cause third party aircraft liability insurance, passenger legal liability insurance, if applicable, and property damage liability insurance to be carried with respect to any Aircraft.

           (f) Insurance Against Loss or Damage to the Aircraft. The Company shall at all times cause the following to be maintained with respect to any
Aircraft: (i) all-risk ground and flight aircraft hull insurance covering the airframe and engines of any such Aircraft; (ii) fire, transit and extended coverage with respect to any engines or parts while removed from such Aircraft; and (iii) war risk insurance, including, hijacking (air piracy), governmental confiscation and expropriation insurance.


Section 5.7.Fixed Charge Coverage~Section5.7.Fixed Charge Coverage. The Company will keep and maintain as of the end of each fiscal quarter the ratio of Consolidated Cash Flow Available for Fixed Charges for the Four-Quarter Period then ended to Consolidated Fixed Charges for such Four-Quarter Period at not less than 3.00 to 1.00 (it being understood that any such failure to comply with this covenant at the end of any fiscal quarter shall be deemed to continue until such time as the Company shall be in full compliance with this covenant at the end of a subsequent fiscal quarter).


Section 5.8.Sale and Leaseback~Section5.8.Sale and Leaseback. The Company will not, and will not permit any Restricted Subsidiary to, enter into any arrangement whereby the Company or any Restricted Subsidiary shall sell or transfer any Property owned by the Company or any Restricted Subsidiary to any Person other than the Company or a Restricted Subsidiary and thereupon the Company or any Restricted Subsidiary shall lease or intend to lease, as lessee, the same Property.


Section 5.9.Limitations on  Indebtedness~Section5.9.Limitations on Indebtedness.
(a) The Company will not, and will not permit any Restricted Subsidiary to, create, assume or incur or in any manner be or become liable in respect of any Debt (including, without limitation, any extension, renewal or replacement thereof), except in the case of the Company, the Notes.

           (b) The Company will not at any time permit Consolidated Debt to exceed the lesser of (i) $23,000,000 or (ii) 45% of Consolidated Assets.


Section 5.10.Limitation on Liens~Section5.10.Limitation on Liens. The Company will not, and will not permit any Restricted Subsidiary to, create or incur, or suffer to be incurred or to exist, any mortgage, pledge, security interest, encumbrance, Lien or charge of any kind on its or their Property or assets, whether now owned or hereafter acquired, or assigned, or upon any income or profits therefrom, or transfer any Property for the purpose of subjecting the same to the payment of obligations in priority to the payment of its or their general creditors, or acquire or agree to acquire, or permit any Restricted Subsidiary to acquire, any Property or assets upon conditional sales agreements or other title retention devices, except:

                   (a) Liens for Property taxes and assessments or governmental charges or levies and Liens securing claims or demands of mechanics and materialmen, provided that payment thereof is not at the time required by ss.5.3;

                   (b) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Company or a Restricted Subsidiary shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured; provided, however, that (i) the Company or such Restricted Subsidiary shall have made adequate reserves for said judgment or award in their financial statements and (ii) such Liens shall not cause interference with the use of any Equipment;

                   (c) Liens incidental to the conduct of business or the ownership of Properties and assets (including warehousemen's and attorneys' Liens and statutory landlords' Liens) and deposits, pledges or Liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue or, if overdue, (i) is being contested in good faith by appropriate actions or proceedings,
         (ii) adequate reserves therefor have been set up on the financial statements of the Company or a Restricted Subsidiary, and (iii) such Liens shall not cause interference with the use of any Equipment;

                   (d) minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real Properties, which are necessary for the conduct of the activities of the Company and its Restricted Subsidiaries or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair their use in the operation of the business of the Company and its Restricted Subsidiaries;

                   (e) Liens in favor of lessees consisting of, or granted to secure purchase options contained in or related to leases of Equipment owned by the Company or a Restricted Subsidiary (including any extension or renewal of such Lien); provided that consideration payable pursuant to any such option shall in no event be less than the Current Fair Market Value of the Equipment subject thereto;

                   (f)     the Lien of the Security Agreement; and

                  (g) Liens  existing as of the Closing  Date and  described  on
Schedule II hereto.


Section 5.11.Distributions, Certain Payments.~Section5.11.Distributions, Certain Payments. The Company will not directly or indirectly, or through any Subsidiary, make any payment to the General Partner or any Affiliate or Affiliated Partnership on account of management fees pursuant to the Partnership Agreement or equipment management fees pursuant to the Equipment Management Agreement in each case in excess of the amount provided for in the Partnership Agreement or the Equipment Management Agreement as each such agreement is in effect on the Closing Date, or make or declare any Partnership Distribution, if in each such case, after giving effect thereto, a Default or an Event of Default shall have occurred and be continuing.

         The Company will not, directly or indirectly, or through any Subsidiary, pay any Subordinated Incentive Fee (as defined in the Partnership Agreement as in effect on the Closing Date) unless and until, among other things, all liabilities of the Company, including any and all liability on the Notes, shall have been fully paid, all as provided in the Partnership Agreement as in effect on the Closing Date.


Section 5.12.Limitation on Purchase Options Relating to Equipment~Section5.12.Limitation on Purchase Options Relating to Equipment. The Company will not, and will not permit any Restricted Subsidiary to, create or otherwise permit or suffer to exist on or with respect to any Equipment any purchase option other than purchase options in favor of the lessees of such Equipment for consideration payable which is not less than the Current Fair Market Value of the related Equipment.


Section 5.13.Mergers, Consolidations and Sales of Assets~Section5.13.Mergers, Consolidations and Sales of Assets. (a) The Company will not, and will not permit any Restricted Subsidiary to: (i) consolidate with or be a party to a merger with any other Person or (ii) license, transfer, sell or otherwise dispose of (herein a "Disposition") all or any part of the assets of the Company and its Restricted Subsidiaries, provided, however, that:

                   (1) any Restricted Subsidiary may merge or consolidate with or into the Company, any Wholly-owned Restricted Subsidiary or any other Person so long as in any merger or consolidation involving the Company, the Company shall be the surviving or continuing entity and in the case of any merger or consolidation with any other Person, such Person shall, after giving effect to such merger or consolidation, be a Wholly-owned Restricted Subsidiary;

                   (2) any Restricted Subsidiary may sell or otherwise dispose of all or any part of its assets to the Company or any Wholly-owned Restricted Subsidiary;

                   (3) the  Company  may  consolidate  or merge with or into any other Person if (i) the Person which results from such consolidation or merger (the "surviving entity") is organized under the laws of any state of the United States or the District of Columbia, (ii) the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes, according to their tenor, and the due and punctual performance and observation of all of the covenants in the Notes and this Agreement and the Security Agreement to be performed or observed by the Company are expressly assumed in writing by the surviving entity and the surviving entity shall furnish to the holders of the Notes an opinion of counsel satisfactory to such holders to the effect that the instrument of assumption has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of the surviving entity enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, and (iii) at the time of such consolidation or merger and immediately after giving effect thereto, no Default or Event of Default would exist;

                   (4) subject always to clause (b) of ss.2.4, the Company or any Restricted Subsidiary may sell or otherwise dispose of any of its assets in the ordinary course of business for fair value and, in each such case, if (A) an amount equal to the Asset Sale Prepayment Amount with respect to such Disposition is promptly deposited into the Cash Reserve Account and (B) in accordance with ss.2.4, the Company shall prepay the Notes on the Interest Rate Adjustment Date in the amount required by said ss.2.4.

         Any excess amounts remaining in the Cash Reserve Account after all amounts due with respect to the Notes have been paid in full may be applied by the Company in the ordinary course of business.

           (b) The Company will not permit any Restricted Subsidiary to issue or sell any Equity Capital of such Restricted Subsidiary to any Person other than the Company or a Wholly-owned Restricted Subsidiary, except for the purpose of qualifying directors or the equivalent thereof, or except in satisfaction of the validly pre-existing preemptive rights of minority shareholders or the equivalent thereof in connection with the simultaneous issuance of Equity Capital to the Company and/or a Restricted Subsidiary whereby the Company and/or such Restricted Subsidiary maintain their same proportionate interest in such Restricted Subsidiary.

           (c) The Company will not sell, transfer or otherwise dispose of any Equity Capital in any Restricted Subsidiary (except to qualify directors or the equivalent thereof) or any Indebtedness of any Restricted Subsidiary, and will not permit any Restricted Subsidiary to sell, transfer or otherwise dispose of (except to the Company or a Wholly-owned Restricted Subsidiary) any Equity Capital or any Indebtedness of any other Restricted Subsidiary, unless:

                   (1) simultaneously with such sale, transfer, or disposition, all shares of Equity Capital and all Indebtedness of such Restricted Subsidiary at the time owned by the Company and by every other Subsidiary shall be sold, transferred or disposed of as an entirety;

                   (2) the General Partner shall have determined, as evidenced by a resolution of the Board of Directors thereof, that the retention of such Equity Capital and Indebtedness is no longer in the best interests of the Company;

                   (3) such Equity Capital and Indebtedness is sold, transferred or otherwise disposed of to a Person, for a cash consideration and on terms reasonably deemed by the General Partner to be adequate and satisfactory;

                   (4) the proceeds from such disposition shall be utilized in accordance with the requirements of clauses (A), (B) and/or (C) of ss.5.13(a)(4); and

                   (5) the Restricted Subsidiary being disposed of shall not have any continuing investment in the Company or any other Subsidiary not being simultaneously disposed of.


Section 5.14.Guaranties.~Section5.14.Guaranties. The Company will not, and will not permit any Restricted Subsidiary, to become or be liable in respect of any Guaranty except Guaranties by the Company of the obligations of any Restricted Subsidiary as a lessor of Aircraft or Vessels so long as the obligation of the Company as Guarantor is not in excess of that which the Company would have were it the lessor of such Aircraft or Vessels.


Section 5.15.Repurchase of Notes.~Section5.15.Repurchase of Notes. Neither the Company nor any Restricted Subsidiary or Affiliate, directly or indirectly, may repurchase or make any offer to repurchase any Notes unless the offer has been made to repurchase Notes, pro rata, from all holders of the Notes at the same time and upon the same terms. In case the Company repurchases any Notes, such Notes shall thereafter be cancelled and no Notes shall be issued in substitution therefor.


Section 5.16.Transactions with Affiliates and Affiliated Partnerships~Section5.16.Transactions with Affiliates and Affiliated
Partnerships. The Company will not, and will not permit any Restricted Subsidiary to, enter into or be a party to any transaction or arrangement with any Affiliate or Affiliated Partnership (including, without limitation, the purchase from, sale to or exchange of Property with, or the rendering of any service by or for, any Affiliate or Affiliated Partnership), except in the ordinary course of, and pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's, business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than it would obtain in a comparable arm's-length transaction with a Person other than an Affiliate or Affiliated Partnership; provided, however, that nothing contained in this ss.5.16 shall prohibit any transaction or arrangement otherwise permitted under
Section 2.02(q) of the Partnership Agreement as in effect on the Closing Date.


Section 5.17.Investments~Section5.17.Investments. The Company will not, and will not permit any Restricted Subsidiary to, make any investments in or loans, advances or extensions of credit to, any Person, except:

                   (a) investments, loans and advances by the Company and its Restricted Subsidiaries in and to Restricted Subsidiaries, including any investment in a Person which, after giving effect to such investment, will become a Restricted Subsidiary;

                   (b) investments in commercial paper maturing in 270 days or less from the date of issuance which, at the time of acquisition by the Company or any Restricted Subsidiary, is accorded the highest rating by Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or other nationally recognized credit rating agency of similar standing;

                   (c) investments in direct obligations of the United States of America, or any agency thereof, maturing in three months or less from the date of acquisition thereof, which are in each such case backed by the full faith and credit of the United States of America and which, at all times, are rated "AA-" or better by Standard & Poor's Corporation or "Aa3" or better by Moody's Investors Service, Inc.;

                   (d) investments in direct obligations of the federal government of Canada, or any agency thereof, maturing in three months or less from the date of acquisition thereof, which are in each such case backed by the full faith and credit of the federal government of Canada and which, at all times, are rated "AA-" or better by Standard & Poor's Ratings Group or "Aa3" or better by Moody's Investors Service, Inc.;

                   (e) investments in demand deposits and/or certificates of deposit maturing within three months from the date of acquisition thereof issued by a bank or trust company organized under the laws of the United States or any state thereof, having capital, surplus and undivided profits aggregating at least $100,000,000 and substantially all of whose assets are located in the United States; provided that at all times, the senior unsecured long-term deposits of such bank or trust company or the senior unsecured long-term debt of the holding company of such bank or trust company (in the event no such rating exists for such bank or trust company) is rated "A" or better by Standard & Poor's Ratings Group or "A2" or better by Moody's Investors Service, Inc.;

                   (f) loans or advances in the usual and ordinary course of business to officers, directors and employees for expenses (including moving expenses related to a transfer) incidental to carrying on the business of the Company or any Restricted Subsidiary;

                   (g) receivables arising from the sale of Equipment in the ordinary course or liquidation of business of the Company and its Restricted Subsidiaries; and

                   (h)   investments   by  the   Company   and  its   Restricted
         Subsidiaries in Property and Equipment to be used in the ordinary course of business.

         In valuing any investments, loans and advances for the purpose of applying the limitations set forth in this ss.5.17, such investments, loans and advances shall be taken at the original cost thereof, without allowance for any subsequent write-offs or appreciation or depreciation therein, but less any amount repaid or recovered on account of capital or principal.

         For purposes of this ss.5.17, at any time when a corporation or a partnership becomes a Restricted Subsidiary, all investments of such corporation or partnership at such time shall be deemed to have been made by such corporation or such partnership, as a Restricted Subsidiary, at such time.


Section 5.18.Termination of Pension Plans~Section5.18.Termination of Pension Plans. The Company will not and will not permit any Subsidiary to permit any employee benefit plan maintained by it to be terminated in a manner which could result in the imposition of a lien on any Property of the Company or any Subsidiary pursuant to Section 4068 of ERISA.


Section 5.19.Reports and Rights of Inspection~Section5.19.Reports and Rights of Inspection. The Company will keep, and will cause each Subsidiary to keep, proper books of record and account in which full and correct entries will be made of all dealings or transactions of or in relation to the business and affairs of the Company or such Subsidiary, in accordance with generally accepted principles of accounting consistently maintained (except for changes disclosed in the financial statements furnished to you pursuant to this ss.5.19 and concurred with by the independent public accountants referred to in ss.5.19(b) hereof), and will furnish to you so long as you are the holder of any Note and to each other institutional holder of the then outstanding Notes (in duplicate if so specified below or otherwise requested):

                   (a) Quarterly Statements. As soon as available and in any event within 60 days after the end of each quarterly fiscal period (except the last) of each fiscal year, duplicate copies of:

                            (1) a consolidated  balance sheet of the Company and
                  its Restricted Subsidiaries as of the close of such quarter setting forth in comparative form the consolidated figures for the end of the preceding fiscal year,

                            (2) consolidated statements of income and partnership equity of the Company and its Restricted Subsidiaries for such quarterly period and for the portion of the fiscal year ending with such quarter, setting forth in comparative form the consolidated figures for the corresponding period of the preceding fiscal year,

                            (3) consolidated statements of cash flows of the Company and its Restricted Subsidiaries for such quarterly period and for the portion of the fiscal year ending with such quarter, setting forth in comparative form the consolidated figures for the corresponding period of the preceding fiscal year, and

                            (4) a list of all Equipment, all sales of Equipment,
                  all purchases of additional Equipment and of any Equipment which has become the subject of a total loss, in any such case during such quarterly period,

         all in reasonable detail and certified as complete and correct, by an authorized financial officer of the Company or the General Partner;

                   (b) Annual Statements. As soon as available and in any event within 105 days after the close of each fiscal year of the Company, duplicate copies of:

                            (1) a consolidated  balance sheet of the Company and
                  its Restricted Subsidiaries as of the close of such fiscal year,

                            (2)   consolidated    statements   of   income   and
                  partnership equity and cash flows of the Company and its Restricted Subsidiaries for such fiscal year, and

                            (3) a list of all Equipment, all sales of Equipment,
                  all purchases of additional Equipment and of any Equipment which has become the subject of a total loss, in any such case during the last quarterly fiscal period of such fiscal year,

         in each case setting forth in comparative form the consolidated figures for the preceding fiscal year, all in reasonable detail and accompanied by a report thereon of a firm of independent public accountants of recognized national standing selected by the Company to the effect that the consolidated financial statements have been prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition of the Company and its Restricted Subsidiaries and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and accordingly includes such tests of the accounting records and such other auditing procedures as were considered necessary to provide a reasonable basis for the opinion expressed in the report;

                   (c) Audit Reports. Promptly upon receipt thereof, one copy of each interim or special audit made by independent accountants of the books of the Company or any Restricted Subsidiary;

                   (d) SEC and Other Reports. Promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Company to limited partners generally and of each regular or periodic report, and any registration statement or prospectus filed by the Company or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency, and copies of any orders in any proceedings to which the Company or any of its Subsidiaries is a party, issued by any governmental agency, Federal or state, having jurisdiction over the Company or any of its Subsidiaries;

                   (e) Requested Information. With reasonable promptness, all such information which at the time you or any successor qualified institutional buyer (as defined in Rule 144A of the General Rules and Regulations of the Securities and Exchange Commission) may need to comply with said Rule 144A upon a sale of Notes pursuant to said Rule as well as such other data and information as you or any such institutional holder may reasonably request;

                   (f) Officer's Certificates. Within the periods provided in paragraphs (a) and (b) above, a certificate of an authorized financial officer of the Company or the General Partner stating that such officer has reviewed the provisions of this Agreement and setting forth: (i) the information and any computations (in sufficient detail) required in order to establish whether the Company was in compliance with the requirements of ss.5.7 through ss.5.18, inclusive, at the end of the period covered by the financial statements then being furnished, (ii) whether there existed as of the date of such financial statements and whether, to the best of such officer's knowledge, there exists on the date of the certificate or existed at any time during the period covered by such financial statements any Default or Event of Default and, if any such condition or event exists on the date of the certificate, specifying the nature and period of existence thereof and the action the Company is taking and proposes to take with respect thereto, and (iii) the Equipment Value of Aggregate Equipment as of the end of such period;

                   (g) Accountants Certificates. Within the period provided in paragraph (b) above, a report of the accountants who render an opinion with respect to such financial statements, stating that they have reviewed ss.ss.5.7, 5.8, 5.9, 5.11, 5.12 and ss.5.17 of this Agreement and stating further whether, in making their audit, such accountants have become aware of any Default or Event of Default under any of the terms or provisions of this Agreement insofar as any of such terms or provisions pertain to or involve accounting matters or determinations, and if any such condition or event then exists, specifying the nature and period of existence thereof;

                   (h) Unrestricted Subsidiaries. Within the respective periods provided in paragraph (b) above, financial statements of the character and for the dates and periods as in said paragraph (b) provided covering each Unrestricted Subsidiary (or groups of Unrestricted Subsidiaries on a consolidated basis);

                   (i)  Reports  to  Partners.   Promptly  upon  their  becoming
         available copies of all financial statements and reports other than tax reports sent by the Company to its Partners generally; and

                   (j) Annual Insurance Certificates. Within 90 days after the end of each fiscal year of the Company, a certificate signed by Sedgwick James of California, Inc. or any other independent insurance broker satisfactory to the Requisite Holders containing a statement of the insurance maintained by the Company pursuant to ss.5.6 (including as to each policy, its number, the amount, the insurer, the named assureds, the type of risk, the loss payees and the expiration date) and a statement that such insurance is in such amounts, against such risks and with such insurers as to adequately protect the Company; and

                   (k) Accounting Controls. Promptly upon becoming available, and in any event within three Business Days after receipt, copies of any report outlining any material inadequacies in the accounting controls of the Company submitted by independent accountants in connection with any audit of the Company or any Restricted Subsidiary.

         Without limiting the foregoing, the Company will permit you, so long as you are the holder of any Note, and each institutional holder of 10% or more of the aggregate principal amount of the then outstanding Notes (or such Persons as either you or such holder may designate), to visit and inspect, under the Company's guidance, any of the properties of the Company or any Subsidiary, to examine all their books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, employees, and independent public accountants (and by this provision the Company authorizes said accountants to discuss with you the finances and affairs of the Company and its Subsidiaries) all at such reasonable times and as often as may be reasonably requested; provided, however, that any inspections of Equipment shall only be permitted to be conducted at such times and in such manner as shall not interfere with the normal and customary use of such Equipment by the lessee thereof. The Company shall not be required to pay or reimburse you or any such holder for expenses which you or any such holder may incur in connection with any such visitation or inspection unless a Default or Event of Default shall have occurred and be continuing, in which case, any such visitation or inspection shall be at the sole expense of the Company.

         You agree that all non-public information furnished to you pursuant to this Agreement shall be treated as confidential information by you and that you will use reasonable efforts to refrain from disclosing such information to any other Person (excluding any of your officers, employees, agents, auditors and counsel), provided that (a) you shall not be liable to the Company or any other Person in damages for any failure to comply with the foregoing covenant except in any case involving gross negligence, wilful misconduct or fraudulent misconduct on your part, (b) you may disclose any or all of such information if in your judgment such disclosure is necessary or advisable in connection with the preservation or protection of your interests as a holder of any Notes or in connection with selling, or otherwise realizing upon your interest in, the Notes, and (c) you may disclose any such information to, or in response to the order or request of, any governmental agency, regulatory or supervisory authority (including for this purpose the National Association of Insurance Commissioners) or court or any nationally recognized rating agency in connection with its rating of the holder of the Notes. The restrictions contained herein shall not apply to information which (i) is or becomes generally available to the public other than as a result of a disclosure by you or your representatives, (ii) becomes available to you on a non-confidential basis from a source other than the Company or one of its agents or (iii) was known to you on a non-confidential basis prior to its disclosure to you by the Company or one of its agents.

         The foregoing provisions of this ss.5.19 notwithstanding, the Company shall not be required to furnish any of the above information which is not otherwise generally available to the public to any holder of the Notes which is engaged in the transportation equipment leasing or service business.


Section 5.20.Certain Appraisals~Section5.20.Certain Appraisals. (a) On or before December 31, 1995 (but not earlier than September 1, 1995) (the "1995 Appraisal") and again on or before June 30, 1997 (but not earlier than April 1,
1997) (the "1997 Appraisal"), the Company shall, at the Company's expense, cause appraisals to be made of the Current Fair Market Value of the Equipment (the "Appraised Current Fair Market Value") each in accordance with the Appraisal Procedure set forth below.

           (b) "Appraisal Procedure" shall mean the following procedure for determining the Current Fair Market Value of any Equipment: On or prior to (1) October 15, 1995, in the case of the 1995 Appraisal, and (2) March 1, 1997, in the case of the 1997 Appraisal, the Company shall designate which appraiser(s) listed on Schedule II hereto shall conduct the Appraisal Procedure. The Requisite Holders shall have the right to cause any appraiser listed on Schedule II to be removed from such Schedule II if such Requisite Holders shall indicate their objection to any such appraiser to the Company and state a reasonable basis therefor. If the Company shall seek to designate any appraiser other than one listed on Schedule II, the Company and such requesting Requisite Holders shall consult for the purpose of appointing a qualified independent appraiser skilled in the valuation of Property such as the Equipment by mutual agreement. If no such appraiser is so appointed within 15 days after such notice is given, the Company and such holders shall each appoint a qualified independent appraiser within 20 days after such notice is given. If one party appoints an appraiser pursuant to the preceding sentence, the appraisal shall be made by such appraiser if the other party fails to appoint a second appraiser within the applicable time limit. If both parties appoint appraisers, the two appraisers so appointed shall within 30 days after such notice is given, appoint a third independent appraiser. If no such third appraiser is appointed within 30 days after such notice is given, either party may apply to the American Arbitration Association to make such appointment, and both parties shall be bound by any such appointment. If the parties shall have appointed a single appraiser, his determination of Current Fair Market Value shall be final. If three appraisers shall be appointed, the Current Fair Market Value determined by the three appraisers shall be averaged, the determination which differs most from such average shall be excluded, the remaining two determinations shall be averaged and such average shall be final and shall constitute the Appraised Current Fair Market Value.

SECTION 6.  EVENTS OF DEFAULT AND REMEDIES THEREFORSECTION
            6.EVENTS OF DEFAULT AND REMEDIES THEREFOR.


Section 6.1.Events of Default~Section6.1.Events of Default. Any one or more of the following shall constitute an "Event of Default" as the term is used herein:

                   (a) Default shall occur in the payment of interest on any Note when the same shall have become due and such default shall continue for more than five days; or

                   (b) Default shall occur in the making of any required prepayment on any of the Notes as provided in ss.2.1; or

                   (c) Default shall occur in the making of any other payment of the principal of any Note or any Breakage Cost Amount thereon at the expressed or any accelerated maturity date or at any date fixed for prepayment; or

                   (d) Default shall be made in the payment of the principal of or interest or premium, if any, on any Indebtedness of the Company or any Restricted Subsidiary for borrowed money aggregating in excess of $1,000,000, as and when the same shall become due and payable by the lapse of time, by declaration, by call for redemption or otherwise, and such default shall continue beyond the grace period, if any, allowed with respect thereto; provided however, this ss.6.1(d) shall not apply to alleged defaults under contracts or leases (other than relating to Indebtedness for borrowed money) that are being contested in good faith; or

                   (e) Default or the happening of any event shall occur under any indenture, agreement, or other instrument under which any Indebtedness of the Company or any Restricted Subsidiary for borrowed money aggregating in excess of $1,000,000 may be issued and such default or event shall continue for a period of time sufficient to permit the acceleration of the maturity of any Indebtedness of the Company or any Restricted Subsidiary outstanding thereunder; provided however, this ss.6.1(e) shall not apply to alleged defaults under contracts or leases (other than relating to Indebtedness for borrowed money) that are being contested in good faith; or

                   (f) Default shall occur in the observance or performance of any covenant or agreement contained in ss.5.7, ss.5.8, ss.5.9 and ss.5.11 through ss.5.16, inclusive hereof; or

                   (g) Default shall occur in the observance or performance of any other provision of this Agreement which is not remedied within 30 days after any officer of the General Partner shall have received actual knowledge of such Default; or

                   (h) Any representation or warranty made by the Company herein, or made by the Company in any statement or certificate furnished by the Company in connection with the consummation of the issuance and delivery of the Notes or furnished by the Company pursuant hereto, is untrue in any material respect as of the date of the issuance or making thereof; or

                   (i) an event of default (as such term is defined in the Security Agreement) or event which with the lapse of time or the giving of notice, or both, would constitute an event of default (as such term is defined in the Security Agreement) under the Security Agreement shall occur and be continuing; or

                   (j) The Company or any Restricted Subsidiary becomes insolvent or bankrupt, is generally not paying its debts as they become due or makes an assignment for the benefit of creditors, or the Company or any Restricted Subsidiary applies for or consents to the appointment of a custodian, trustee or receiver for the Company or such Restricted Subsidiary or for the major part of the Property of either; or

                   (k) A custodian, trustee or receiver is appointed for the Company or any Restricted Subsidiary or for the major part of the Property of either and is not discharged within 30 days after such appointment; or

                   (l) Final judgment or judgments for the payment of money aggregating in excess of $500,000 is or are outstanding against the Company or any Restricted Subsidiary or against any Property or assets of either and any one of such judgments has remained unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of 30 days from the date of its entry; or

                   (m) Bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company or any Restricted Subsidiary and, if instituted against the Company or any Restricted Subsidiary, are consented to or are not dismissed within 60 days after such institution; or

                   (n) Any of the Events of Dissolution described in clauses (a) through (d) of Section 10.01 of the Partnership Agreement as in effect on the Closing Date shall occur or the Partnership shall be terminated.

         Notwithstanding the foregoing, if any one or more of the events described in (j), (k), (l) or (m) above shall have occurred and be continuing involving one or more Restricted Subsidiaries, it shall not be deemed to constitute an Event of Default unless the Restricted Subsidiary or Subsidiaries so involved own, in the aggregate, 5% or more of the Tangible Assets at the time owned by the Company and its Restricted Subsidiaries.


Section 6.2.Notice to Holders~Section6.2.Notice to Holders. When any Event of Default described in the foregoing ss.6.1 has occurred, or if the holder of any Note or of any other evidence of Indebtedness of the Company gives any notice or takes any other action with respect to a claimed default, the Company agrees to give notice within three Business Days of such event to all holders of the Notes then outstanding, such notice to be in writing and sent by registered or certified mail or by telegram.


Section 6.3.Acceleration of Maturities.~Section6.3.Acceleration of Maturities. When any Event of Default described in paragraph (a), (b) or (c) of ss.6.1 has happened and is continuing, any holder of any Note may, and when any Event of Default described in paragraphs (d) through (l), inclusive, of said ss.6.1 has happened and is continuing, the holder or holders of 40% or more of the principal amount of Notes at the time outstanding may, by notice in writing sent by registered or certified mail to the Company, declare the entire principal and all interest accrued on all Notes to be, and all Notes shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. When any Event of Default described in paragraph (m) or (n) of ss.6.1 has occurred, then all outstanding Notes shall immediately become due and payable without presentment, demand or notice of any kind. Upon the Notes becoming due and payable as a result of any Event of Default as aforesaid, the Company will forthwith pay to the holders of the Notes the entire principal and interest accrued on the Notes and if such payment is not made on an Interest Rate Adjustment Date, to the extent permitted by law, an amount, payable as liquidated damages and not as a penalty, equal to the Breakage Cost Amount, if any, determined as of the date on which the Notes shall become so due and payable. No course of dealing on the part of any Noteholder nor any delay or failure on the part of any Noteholder to exercise any right shall operate as a waiver of such right or otherwise prejudice such holder's rights, powers and remedies. The Company further agrees, to the extent permitted by law, to pay to the holder or holders of the Notes all costs and expenses incurred by them in the collection of any Notes upon any default hereunder or thereon, including reasonable compensation to such holder's or holders' attorneys for all services rendered in connection therewith.


Section 6.4.Rescission of Acceleration~Section6.4.Rescission of Acceleration The provisions of ss.6.3 are subject to the condition that if the principal of and accrued interest on all or any outstanding Notes have been declared immediately due and payable by reason of the occurrence of any Event of Default described in paragraphs (a) through (l), inclusive, of ss.6.1, the Requisite Holders may, by written instrument filed with the Company, waive such default and rescind and annul such declaration and the consequences thereof, provided that at the time such declaration is annulled and rescinded:

                   (a) no judgment or decree has been entered for the payment of any monies due pursuant to the Notes or this Agreement;

                   (b) all arrears of interest upon all the Notes and all other sums payable under the Notes and under this Agreement (except any principal, interest or premium on the Notes which has become due and payable solely by reason of such declaration under ss.6.3) shall have been duly paid; and

                   (c) each and every Default and Event of Default shall have been made good, cured or waived pursuant to ss.7.1;

and provided further, that no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereto.

SECTION 7. AMENDMENTS, WAIVERS AND CONSENTSSECTION7.AMENDMENTS, WAIVERS AND CONSENTS.


Section 7.1.Consent Required. ~Section7.1.Consent Required. Any term, covenant, agreement or condition of this Agreement or the Security Agreement may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company shall have obtained the consent in writing of the Requisite Holders; provided that without the written consent of the holders of all of the Notes then outstanding, no such waiver, modification, alteration or amendment shall be effective (a) which will change the time of payment (including any prepayment required by ss.2.1) of the principal of or the interest on any Note or reduce the principal amount thereof or change the rate of interest thereon, or (b) which will change any of the provisions with respect to optional prepayments, (c) which will change any of the provisions of ss.6, or
(d) which will change the percentage of holders of the Notes required to consent to any such amendment, alteration or modification or any of the provisions of this ss.7.


Section 7.2.Solicitation of Noteholders.~Section7.2.Solicitation of Noteholders. The Company will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement or the Notes unless each holder of the Notes (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this ss.7.2 shall be delivered by the Company to each holder of outstanding Notes forthwith following the date on which the same shall have been executed and delivered by the holder or holders of the requisite percentage of outstanding Notes. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of the Notes in consideration for or as an inducement to any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to the holders of all of the Notes then outstanding.


Section 7.3.Effect of Amendment or Waiver~Section7.3.Effect of Amendment or Waiver. Any such amendment or waiver shall apply equally to all of the holders of the Notes and shall be binding upon them, upon each future holder of any Note and upon the Company, whether or not such Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

SECTION 8.    INTERPRETATION OF AGREEMENT; DEFINITIONSSECTION
              8.INTERPRETATION OF AGREEMENT; DEFINITIONS.


Section 8.1.Definitions.~Section8.1.Definitions. Unless the context otherwise requires, the terms hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

         "Adjustable Rate" shall mean a rate per annum equal to the sum of (i) 1.35%, plus (ii) the LIBO Rate for the applicable Interest Period.

         "Affiliate" shall mean any Person (other than an Affiliated Partnership or a Wholly-owned Restricted Subsidiary) (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company, (b) which beneficially owns or holds 5% or more of any class of the Equity Capital of the Company, (c) 5% or more of the Voting Equity Capital of which is beneficially owned or held by the Company or a Subsidiary, or (d) Officers and members of the Board of Directors of the General Partner. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Equity Capital, by contract or otherwise.

         "Affiliated Partnerships" shall mean all partnerships of which the General Partner is a controlling general partner or with respect to which the general partner is controlled by the Company and any other Affiliated Partnership and, in either such case, which are engaged in the business of owning and leasing a diversified equipment portfolio consisting primarily of used transportation and transportation related equipment with a secondary emphasis on new equipment.

         "Agreement" shall mean this Note Agreement dated as of September 1, 1995 between the Company and the Purchasers, as the same may from time to time be supplemented or amended.

         "Aircraft" shall mean any corporate, commuter, or commercial aircraft or helicopters, purchased, owned and leased or held for lease to others or otherwise used by or on behalf of the Company or any Restricted Subsidiary as described in the Partnership Agreement, together with all modifications (as applicable) and replacement or spare parts used in connection therewith, including, without limitation, engines, rotables or propellers, and any engines, rotables and propellers used on a stand-alone basis, title to which vests in the Company or any Restricted Subsidiary or in a trust or other entity of which the Company or any Restricted Subsidiary is the sole or a participating beneficiary or owner.

         "Appraisal Procedure" shall have the meaning ascribed thereto in ss.5.20(b).

         "Appraised Current Fair Market Value" shall have the meaning ascribed thereto in ss.5.20(a).

         "Asset Class" shall mean any of the following categories of Equipment owned by the Company or any of the Restricted Subsidiaries: (a) the Aircraft;
(b) the Containers; (c) the Vessels; (d) the Mobile Offshore Drilling Units; (e) the Railroad Rolling Stock; and (f) the Tractor Trailers.

         "Asset Sale Prepayment Amount" shall mean, with respect to each and every sale of assets of the Company, an amount equal to the greater of (a) 45% of the Equipment Value designated on Annex C to Exhibit C hereto for any item of Equipment sold or otherwise disposed of and (b) 60% of the net sales proceeds arising from such sale or other disposition.

         "Breakage Cost Amount" means any amount as any of the holders of the Notes shall deem reasonably necessary in the ordinary course of such holder's business in order to compensate such holder for costs, losses, or expenses incurred by such holder in connection with a payment or prepayment of the Notes, in whole or in part, whether voluntarily or involuntarily, on a date which is not an Interest Payment Date.

         "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks in San Francisco, California or Chicago, Illinois, are required by law to close or are customarily closed and if the applicable "Business Day" relates to the determination of the LIBO Rate, a day on which banks are dealing in U.S. Dollar deposits in the Interbank Market in London, England.

         "Capitalized Lease" shall mean any lease the obligation for Rentals with respect to which is required to be capitalized on a balance sheet of the lessee in accordance with generally accepted accounting principles.

         "Capitalized Rentals" shall mean as of the date of any determination the amount at which the aggregate Rentals due and to become due under all Capitalized Leases under which the Company or any Restricted Subsidiary is a lessee would be reflected as a liability on a consolidated balance sheet of the Company and its Restricted Subsidiaries.

         "Cash  Equivalents"  shall mean those investments  described in clauses
(b) and (c) of ss.5.17.

         "Cash Reserve Account" shall mean an account of the Company maintained with a financial institution and which is segregated from all other accounts and funds of the Company and invested in cash or Cash Equivalents.

         "Change Event" shall have the meaning ascribed thereto in ss.2.3(a).

         "Change Notice" shall have the meaning ascribed thereto in ss.2.3(a).

         "Closing Date" shall have the meaning ascribed thereto in ss.1.2.

         "Company" shall have the meaning ascribed thereto in the Preamble.

         "Consolidated Assets" as of any date of determination shall mean the sum of (a) cash, (b) Cash Equivalents and (c) Equipment Value of Aggregate Equipment.

         "Consolidated Cash Flow Available for Fixed Charges" for any period shall mean the sum of (a) Consolidated Net Income during such period plus (to the extent deducted in determining Consolidated Net Income), (b) all provisions for any Federal, state or other income taxes made by the Company and its Restricted Subsidiaries during such period, (c) all provisions for depreciation and amortization made during such period, (d) any loss arising as the result of revaluation of Equipment during such period, and (e) Consolidated Fixed Charges during such period.

         "Consolidated  Debt"  shall  mean  all  Debt  of the  Company  and  the
Restricted   Subsidiaries,   determined  on  a  consolidated  basis  eliminating
intercompany items.

         "Consolidated Fixed Charges" for any period shall mean on a consolidated basis the sum of (a) all Rentals (other than Rentals on Capitalized Leases) payable during such period by the Company and its Restricted Subsidiaries, and (b) all Interest Charges on all Indebtedness (including the imputed interest applicable to Capitalized Rentals) of the Company and its Restricted Subsidiaries.

         "Consolidated Net Income" for any period shall mean the gross revenues of the Company and its Restricted Subsidiaries for such period less all expenses and other proper charges (including taxes on income), determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied and after eliminating earnings or losses attributable to outstanding Minority Interests, but excluding in any event:

                   (a)     the proceeds of any life insurance policy;

                   (b) net earnings and losses of any Restricted Subsidiary accrued prior to the date it became a Restricted Subsidiary;

                   (c) net earnings and losses of any corporation (other than a Restricted Subsidiary), substantially all the assets of which have been acquired in any manner, realized by such other corporation prior to the date of such acquisition;

                   (d) net earnings and losses of any corporation (other than a Restricted Subsidiary) with which the Company or a Restricted Subsidiary shall have consolidated or which shall have merged into or with the Company or a Restricted Subsidiary prior to the date of such consolidation or merger;

                   (e) net earnings of any business entity (other than a Restricted Subsidiary) in which the Company or any Restricted Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Company or such Subsidiary in the form of cash distributions;

                   (f) any portion of the net earnings of any Restricted Subsidiary which for any reason is unavailable for payment of dividends to the Company or any other Restricted Subsidiary;

                   (g) earnings resulting from any reappraisal, revaluation or write-up of assets;

                   (h) any deferred or other credit representing any excess of the equity in any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary;

                   (i) any gain arising from the acquisition of any Securities of the Company or any Restricted Subsidiary; and

                   (j) any reversal of any contingency reserve (other than maintenance reserves and engine reserves paid by lessees of Equipment into restricted accounts which, upon the occurrence of a default under, or expiration of, the related lease, such reserves are paid to the Company), except to the extent that provision for such contingency reserve shall have been made from income arising during such period.

         "Container" shall mean any (i) dry van container, (ii) temperature-controlled unit (refrigerated and insulated containers), (iii) tank container, and (iv) "special" container - flat, folding flat or platform container, bulk container and open-top container, purchased, owned and leased or held for lease to others or otherwise used by or on behalf of the Company or any Restricted Subsidiary as described in the Partnership Agreement, together with all appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment included therein and all substitutions, renewals or replacements of, and all additions, improvements and accessions to, any and all thereof, title to which vests in the Company or any Restricted Subsidiary or in a trust or other entity of which the Company or any Restricted Subsidiary is the sole or a participating beneficiary or owner.

         "Current Fair Market Value" with respect to any item of Equipment shall mean the fair market value thereof as determined by an equally willing and informed buyer and seller, neither under a short time constraint or compulsion to buy or sell, for a single unit cash transaction with no hidden value or liability, as adjusted by prevailing market conditions (whether at, above or below fair market value), including without limitation: the status of the economy in which such item of Equipment is used, the status of supply and demand for items of equipment which are the same as such item of Equipment, the value of recent transactions involving similar items of equipment and the opinions of informed buyers and sellers with no immediate constraint or compulsion to buy or sell.

         "Debt" of any Person shall mean and be limited to Indebtedness of such Person for and in respect of money borrowed, as well as Indebtedness of such Person of the types described in clauses (a) through (e) of the definition of Indebtedness set forth below.

         "Declaration Notice" shall have the meaning ascribed thereto in ss.2.3(a).

         "Default" shall mean any event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, constitute an Event of Default as defined inss.6.1.

         "Disposition" shall have the meaning ascribed thereto in ss.5.13(a).

         "Environmental Law" shall mean any current or future treaty, convention, statute, law, regulation, ordinance, permit, governmental approval, injunction, judgment, order, consent decree or other legal requirement pertaining to (a) the protection of health, safety and the indoor or outdoor environment, (b) the conservation, management or use of natural resources and wildlife, (c) the protection or use of surface water and groundwater, (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any hazardous material (including asbestos and crude oil or any fraction thereof) or (e) pollution (including any release to air, land, surface water and groundwater), and includes, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. ss.ss.9601 et seq., Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. ss.ss.6901 et seq., Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. ss.ss.1251 et seq., Clean Air Act of 1966, as amended, 42 U.S.C. ss.ss.7401 et seq., Toxic Substances Control Act of 1976, 15 U.S.C. ss.ss.2601 et seq., Hazardous Materials Transportation Act, 49 U.S.C. App. ss.ss.1801 et seq., Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. ss.ss.651 et seq., Oil Pollution Act of 1990, 33 U.S.C. ss.ss.2701 et seq., Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. ss.ss.11001 et seq., National Environmental Policy Act of 1969, 42 U.S.C. ss.ss.4321 et seq., Safe Drinking Water Act of 1974, as amended, 42 U.S.C. ss.ss.300(f) et seq., any similar, implementing or successor law, and any amendment, rule, regulation, order or directive issued thereunder.

         "Equipment" shall mean each item of and all of the transportation equipment and other personal Property purchased, owned, and leased or held for lease to others or otherwise used by or on behalf of the Company or any Restricted Subsidiary as described in the Partnership Agreement, together with all appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment included therein (including any and all engines originally installed thereon), and all substitutions, renewals or replacements of, and all additions, improvements and accessions to, any and all thereof, title to which vests in the Company or any Restricted Subsidiary or in a trust or other entity of which the Company or any Restricted Subsidiary is the sole or a participating beneficiary or owner.

         "Equipment Management Agreement" shall mean the Equipment Management Agreement made as of March 17, 1986 entered into on behalf of the Company by the General Partner with its Affiliate, PLM Investment Management, Inc., pursuant to
Section 2.05(f) of the Partnership Agreement.

         "Equipment Value" when used with reference to an item of Equipment shall mean, as of any date of determination thereof, the Current Fair Market Value (determined in good faith by the General Partner or, if an appraisal shall have been made within one year of the date of determination pursuant to ss.5.20, the Appraised Current Fair Market Value) of such item of Equipment owned and leased or available for lease (as lessor) by the Company and its Restricted Subsidiaries.

         "Equipment Value of Aggregate Equipment" shall mean, as of any date of determination thereof, the Current Fair Market Value (determined in good faith by the General Partner or, if an appraisal shall have been made within one year of the date of determination pursuant to ss.5.20, the Appraised Current Fair Market Value) of all of the Equipment owned and leased or available for lease (as lessor) by the Company and its Restricted Subsidiaries and, with respect to any Equipment owned jointly, the pro rata share thereof, it being understood and agreed that nothing contained in this definition of "Equipment Value of Aggregate Equipment" shall be deemed or construed to relieve the Company of its obligation pursuant to ss.5.6 to maintain the full amount of insurance required pursuant thereto in respect of Vessels, Mobile Offshore Drilling Units and Aircraft notwithstanding that the Company and its Subsidiaries may own less than 100% of any such item of Equipment. For the purposes of all computations of Equipment Value of Aggregate Equipment pertaining to ss.5.9(b), there shall be excluded therefrom the Equipment Value of any item of Equipment which at the time of the computation of Equipment Value of Aggregate Equipment has not been subject to a lease with a Person which is not an Affiliate or an Affiliated Partnership for more than 120 days.

         "Equity Capital" shall mean in the case of a corporation, shares of stock of any class, including as stock any warrants, rights or options to purchase or otherwise acquire stock or other Securities exchangeable for or convertible into stock, and in the case of any partnership or other entity shall mean any partnership interest or like interest constituting equity, and in the case of each of the foregoing, any part or portion thereof.

         "ERISA" is defined in ss.3.2.

         "Event of Default" shall have the meaning ascribed thereto in ss.6.1.

         "Four-Quarter Period" shall mean a period of four, full, consecutive quarter-annual fiscal periods, taken together as one accounting period.

         "Fund Manager" shall mean PLM Investment Management, Inc., a California corporation, or any Person or Persons who, at the time of reference thereto, shall have been appointed as successor to PLM Investment Management, Inc.

         "General Partner" shall mean PLM Financial Services, Inc., a Delaware corporation, or any Person or Persons who, at the time of reference thereto, has become the General Partner of the Company pursuant to the Partnership Agreement and if there is more than one such General Partner, the General Partner of the Company vested under the provisions of the Partnership Agreement with the responsibility and authority for the management and direction of its business and operations shall be the General Partner.

         "Guaranties" by any Person shall mean all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (a) to purchase such Indebtedness or obligation or any Property or assets constituting security therefor, (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, (ii) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (c) to lease Property or to purchase Securities or other Property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation, or (d) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under this Agreement, a Guaranty in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of such Indebtedness for borrowed money which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

         "Indebtedness" of any Person shall mean and include all obligations of such Person which in accordance with generally accepted accounting principles shall be classified upon a balance sheet of such Person as liabilities of such Person, and in any event shall include, without duplication, all (a) obligations of such Person for borrowed money or which has been incurred in connection with the acquisition of Property or assets, (b) obligations secured by any Lien or other charge upon Property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, excluding, however, any Lien which is being contested in good faith and the continued existence thereof shall not cause any material interference with the use of the Property, (c) obligations created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of Property, excluding, however, any arrangement for the acquisition of Property by such Person where the risk of loss of such Property has not passed to such Person, (d) Capitalized Rentals under any Capitalized Lease and (e) Guarantees. For the purpose of computing the "Indebtedness" of any Person, there shall be excluded any particular Indebtedness to the extent that, upon or prior to the maturity thereof, there shall have been deposited with the proper depositary in trust the necessary funds (or evidences of such Indebtedness, if permitted by the instrument creating such Indebtedness) for the payment, redemption or satisfaction of such Indebtedness; and thereafter such funds and evidences of Indebtedness so deposited shall not be included in any computation of the assets including cash or Cash Equivalents of such Person.

         "Indexing Agent" shall mean First Union National Bank of North Carolina, or any other Person or Persons who, at the time of reference thereto, shall have been appointed as successor to the Indexing Agent by the Requisite Holders.

         "Interest Charges" for any period shall mean all interest and all amortization of debt discount and expense on any particular Debt for which such calculations are being made and shall include the imputed interest portion of Capitalized Rentals. Computations of Interest Charges on a pro forma basis for Debt having a variable interest rate shall be calculated at the rate in effect on the date of any determination.

         "Interest Periods" with respect to the Notes shall mean in the case of the first Interest Period, the period commencing on the Closing Date to and including December 31, 1995 and thereafter shall mean each three-month period commencing with the three-month period ending on March 31, 1996 and each June 30, September 30, December 31 and March 31 thereafter through and including the March 31, June 30, September 30, or December 31 date on which the Notes are paid in full; provided that:

                   (a) whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the following calendar month, the last day of such Interest Period shall be the immediately preceding Business Day;

                   (b) a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, however, that if there is no numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end;

                   (c) the  interest  rate to be  applicable  for each  Interest
         Period shall apply from and including the first day of such Interest Period to but excluding the last day thereof; and

                   (d) if any such Interest Period would otherwise end after December 31, 1998, such Interest Period shall end on December 31, 1998.

         "Interest Rate Adjustment Date" shall mean the last day of each Interest Period.

         "LIBO Rate" means, with respect to each Interest Period which occurs while any principal amount of the Notes remains outstanding; the rate of interest (expressed as an annual rate) determined by the Indexing Agent equal to the offered rate for three-month deposits in U.S. Dollars that appears on the display designated as page "LIBOR03M" on the Bloomberg Service, or on such other display on the Bloomberg Service as shall then replace or succeed page "LIBOR03M" and contains the British Bankers Association market quote of current London Interbank offered rates for deposits in Dollars quoted by selected banks (page "LIBOR03M" or such other display being herein referred to as the "Bloomberg LIBOR Screen"), for delivery on the first day of such Interest Period, such rate to be established from the quote on the Bloomberg LIBOR Screen at (or as near to as practicable to) 11:00 A.M. (London time) two (2) Business Days prior to the first day of such Interest Period (which shall be a Business
Day); provided, that, if no such offered rate appears on the Bloomberg LIBOR Screen, the LIBO Rate in respect of that Interest Period will be the composite offered rate of interest per annum shown on Page 3750 of the Dow Jones Company Telerate screen or any successor page as the composite offered rate for London Interbank deposits and with a period equal to the Interest Period of such loan as shown under the heading "USD" as of 11:00 A.M. (London time) two (2) Business Days prior to the first day of such Interest Period. As used herein, "Bloomberg Service" shall mean Bloomberg Financial Markets Services.

         "Lien" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest or lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances (including, with respect to stock, stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements) affecting Property but shall not include the interests of any Affiliated Partnership, or any subsidiary of the General Partner in any Equipment owned jointly by the Company, such Affiliated Partnership and any subsidiary of the General Partner through a trust or a partnership. For the purposes of this Agreement, the Company or a Restricted Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, Capitalized Lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes and such retention or vesting shall constitute a Lien.

         "Material Agreement" shall mean the Equipment Management Agreement and the Partnership Agreement.

         "Minority Interests" shall mean any Equity Capital of a Restricted Subsidiary (other than directors' qualifying shares of stock as required by law) that are not owned by the Company and/or one or more of its Restricted Subsidiaries. Minority Interests shall be valued by valuing (a) Minority Interests constituting preferred stock at the voluntary or involuntary liquidating value of such preferred stock, whichever is greater, (b) Minority Interests constituting common stock at the book value of capital and surplus applicable thereto adjusted, if necessary, to reflect any changes from the book value of such common stock required by the foregoing method of valuing Minority Interests in preferred stock and (c) Minority Interests constituting limited or general partnership interests at the book value thereof determined in accordance with generally accepted accounting principles in the United States.

         "Mobile Offshore Drilling Unit" shall mean any jack-up rig, semi-submersible rig or platform drilling rig, purchased, owned and leased or held for lease to others or otherwise used by or on behalf of the Company or any Restricted Subsidiary as described in the Partnership Agreement, together with all appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment included therein and all substitutions, renewals or replacements of, and all additions, improvements and accessions to, any and all thereof, title to which vests in the Company or any Restricted Subsidiary or in a trust or other entity of which the Company or any Restricted Subsidiary is the sole or a participating beneficiary or owner.

         "Notes" shall have the meaning ascribed thereto in ss.1.1(a).

         "Notification of Declaration" shall have the meaning ascribed thereto in ss.2.3(a).

         "Officer" shall mean any officer as provided in the by-laws of the General Partner.

         "Overdue Rate" shall mean the Adjustable Rate plus 2% for each Interest Period for so long as any payment or prepayment remains due and owing after the due date thereof, whether or not any Event of Default has been declared hereunder.

         "Partner" shall mean any limited or general partner, of any class or kind, of the Company or, if indicated by the context in which such terms are used, any Subsidiary which is a Partnership.

         "Partnership Agreement" shall mean the Second Amended and Restated Limited Partnership Agreement dated as of May 6, 1986 by and among PLM Financial Services, Inc., a Delaware corporation, as the General Partner, and the Limited Partners named therein.

         "Partnership Capital" at the time of any determination thereof shall mean the aggregate amount of all capital accounts of the Partners of the Company determined in accordance with generally accepted accounting principles.

         "Partnership Distribution" shall mean and include (a) any payment or distribution of income or profits of the Company (other than payments of management fees pursuant to the Equipment Management Agreement), (b) any other payment or other distribution of Property (including, without limitation, cash distributions) made by or on behalf of the Company to any of its Partners (general or limited) which under generally accepted accounting principles would be required to be deducted from the capital account for such Partner on the books of the Company, and (c) any payment or other distribution to any Person to purchase, redeem or retire any warrant, option or other right to acquire an interest as a partner, general or limited, in the Company.

         "Payment Date" shall have the meaning ascribed thereto in ss.2.3(a).

         "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

         "Prohibited Transferee" shall mean Bank of America National Trust & Savings Association and its direct subsidiaries.

         "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

         "Purchasers" shall have the meaning ascribed thereto in ss.1.1(a).

         "Railroad Rolling Stock" shall mean any open top gondola car, open top hopper car, covered hopper car, pressure tank car, non-pressure tank car, intermodal car, box car, flatcar, locomotive, or maintenance-of-way equipment, purchased, owned and leased or held for lease to others or otherwise used by or on behalf of the Company or any Restricted Subsidiary as described in the Partnership Agreement, together with all appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment included therein and all substitutions, renewals or replacements of, and all additions, improvements and accessions to, any and all thereof, title to which vests in the Company or any Restricted Subsidiary or in a trust or other entity of which the Company or any Restricted Subsidiary is the sole or a participating beneficiary or owner.

         "Rentals" shall mean and include all fixed rents (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the Property) payable by the Company or a Restricted Subsidiary, as lessee or sublessee under a lease of real or personal Property, but shall be exclusive of any amounts required to be paid by the Company or a Restricted Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

         "Requisite Holders" shall mean as of any date of determination thereof the holders of not less than 66-2/3% in aggregate principal amount of outstanding Notes.

         "Restricted Subsidiary" shall mean (a) those Subsidiaries designated as such on the Closing Date and whose names are set forth on Annex A to Exhibit B,
(b) any Subsidiary designated as such by the General Partner in a written notice to the holders of the Notes, and (c) unless designated an Unrestricted Subsidiary by the General Partner in a written notice to the holders of the Notes, any Subsidiary (i) which is organized under the laws of the United States or any State thereof; (ii) which conducts substantially all of its business and has substantially all of its assets within the United States; and (iii) of which more than 50% (by number of votes) of the Voting Equity Capital, is owned by the Company and/or one or more Restricted Subsidiaries. Any Subsidiary which has been designated as a Restricted Subsidiary may not thereafter be designated as an Unrestricted Subsidiary. The Company shall, notwithstanding the foregoing definition of "Restricted Subsidiary", include any profits or losses of any Affiliated Partnership in any computation pursuant to ss.5.7 to the extent of, but only to the extent of, the Equity Capital of such Affiliated Partnership owned by the Company, provided that any such computation pursuant to said ss.5.7 shall so include such profits and losses to the extent of the Equity Capital of such Affiliated Partnership so owned by the Company for so long as 100% of the Equity Capital of such Affiliated Partnership is owned by the Company and other Affiliated Partnerships.

         "Security" shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

         "Security Agreement" shall have the meaning ascribed thereto in ss.1.4.

         The term "subsidiary" shall mean, as to any particular parent entity, any corporation, partnership or other entity of which more than 50% of the Voting Equity Capital, and more than 50% of the Equity Capital shall be owned by such parent entity and/or one or more entities which are themselves subsidiaries of such parent entity. The term "Subsidiary" shall mean a subsidiary of the Company.

         "Tangible Assets" shall mean, as of the date of any determination thereof, the total amount of all assets of the Company and its Restricted Subsidiaries determined in accordance with generally accepted accounting principles (less depreciation, depletion and other properly deductible valuation reserves), after deducting goodwill, patents, trade names, trade marks, copyrights, franchises, experimental expense, organization expense, unamortized debt discount and expense, deferred assets other than prepaid insurance and prepaid taxes, the excess of cost of shares acquired over book value of related assets and such other assets as are properly classified as "intangible assets" in accordance with generally accepted accounting principles.

         "Tractor Trailer" shall mean any piggyback trailer or over-the-road trailer purchased, owned and leased or held for lease to others or otherwise used by or on behalf of the Company or any Restricted Subsidiary as described in the Partnership Agreement, together with all appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment included therein and all substitutions, renewals or replacements of, and all additions, improvements and accessions to, any and all thereof, title to which vests in the Company or any Restricted Subsidiary or in a trust or other entity of which the Company or any Restricted Subsidiary is the sole or a participating beneficiary or owner.

         "Unrestricted Subsidiary" shall mean any Subsidiary which is not a Restricted Subsidiary.

         "U.S. Dollars" shall mean the lawful currency of the United States of America.

         "Vessel" shall mean any marine dry or liquid bulk carrier or tanker purchased, owned and leased or held for lease to others or otherwise used by or on behalf of the Company or any Restricted Subsidiary as described in the Partnership Agreement, together with all appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment included therein (including any and all engines installed thereon), and all substitutions, renewals or replacements of, and all additions, improvements and accessions to, any and all thereof, title to which vests in the Company or any Restricted Subsidiary or in a trust or other entity of which the Company or any Restricted Subsidiary is the sole or a participating beneficiary or owner.

         "Voting Equity Capital" shall mean Securities or partnership interests of any class or classes, the owners or holders of which are entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         "Wholly-owned" when used in connection with any Subsidiary shall mean a Subsidiary of which all of the issued and outstanding Equity Capital (except shares of stock required as directors' qualifying shares) and all Indebtedness for borrowed money shall be owned by the Company and/or one or more of its Wholly-owned Subsidiaries.

         "Withdrawal   Event"  shall  have  the  meaning   ascribed  thereto  in
ss.2.3(b).

         "Withdrawal Event Prepayment Election Period" shall have the meaning ascribed thereto in ss.2.3(b).

         "Withdrawal   Notice"  shall  have  the  meaning  ascribed  thereto  in
ss.2.3(b).


Section 8.2.Accounting Principles.~Section8.2.Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with generally accepted accounting principles in the United States, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.


Section 8.3.Directly or Indirectly.~Section8.3.Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

SECTION 9.               MISCELLANEOUSSECTION 9.MISCELLANEOUS.


Section 9.1.Registered Notes.~Section9.1.Registered Notes. The Company shall cause to be kept at its principal office a register for the registration and transfer of the Notes, and the Company will register or transfer or cause to be registered or transferred, as hereinafter provided and under such reasonable regulations as it may prescribe, any Note issued pursuant to this Agreement.

         At any time and from time to time the holder of any Note which has been duly registered as hereinabove provided may transfer such Note to any Person other than a Prohibited Transferee upon surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the holder of such Note or its attorney duly authorized in writing.

         The Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes of this Agreement. Payment of or on account of the principal, premium, if any, and interest on any Note shall be made to or upon the written order of such holder.


Section 9.2.Exchange of Notes~Section9.2.Exchange of Notes. At any time and from time to time, upon not less than ten days' notice to that effect given by the holder of any Note initially delivered or of any Note substituted therefor pursuant to ss.9.1, this ss.9.2 or ss.9.3, and, upon surrender of such Note at its office, the Company will deliver in exchange therefor, without expense to the holder, except as set forth below, a Note for the same aggregate principal amount as the then unpaid principal amount of the Note so surrendered or Notes for the same aggregate principal amount as the then unpaid principal amount of the Note so surrendered in minimum denominations of $1,000,000 (or such lesser amount as shall constitute 100% of the Notes of such holder) or any amount in excess thereof as such holder shall specify, dated as of the date to which interest has been paid on the Note so surrendered or, if such surrender is prior to the payment of any interest thereon, then dated as of the date of issue, payable to such Person or Persons, or registered assigns, as may be designated by such holder, and otherwise of the same form and tenor as the Notes so surrendered for exchange. The Company may require the payment of a sum sufficient to cover any stamp tax or governmental charge imposed upon such exchange or transfer.


Section 9.3.Loss, Theft, Etc. of Notes.~Section9.3.Loss, Theft, Etc. of Notes. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of any Note, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity to the Company in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of the Note, the Company will make and deliver without expense to the holder thereof, a new Note, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Note. If the Purchaser or any subsequent institutional holder is the owner of any such lost, stolen or destroyed Note, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction and of its ownership of the Note at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Note other than the written agreement of such owner to indemnify the Company.


Section 9.4.Expenses, Stamp Tax Indemnity.~Section9.4.Expenses, Stamp Tax Indemnity. Whether or not the transactions herein contemplated shall be consummated, the Company agrees to pay directly all of your out-of-pocket expenses in connection with the preparation, execution and delivery of this Agreement and the Security Agreement and the transactions contemplated hereby or thereby, including but not limited to the reasonable charges and disbursements of Chapman and Cutler, your special counsel, the initial and ongoing reasonable charges and disbursements of the Indexing Agent, duplicating and printing costs and charges for shipping the Notes, adequately insured to you at your home office or at such other place as you may designate, and all such expenses relating to any amendment, waivers or consents pursuant to the provisions hereof, including, without limitation, any amendments, waivers or consents resulting from any work-out, restructuring or similar proceedings relating to the performance by the Company of its obligations under this Agreement, the Security Agreement and the Notes. The Company agrees that it will pay the charges and disbursements of Chapman and Cutler not later than fifteen Business Days from the date of presentation of an invoice therefor subsequent to the Closing Date. Without limiting the foregoing, the Company also agrees to pay, within fifteen Business Days of receipt thereof, supplemental statements of Chapman and Cutler for disbursements unposted or not incurred as of the Closing Date. The Company further agrees that it will pay and save you harmless against any and all liability with respect to stamp and other taxes, if any (other than taxes measured by income), which may be payable or which may be determined to be payable in connection with the execution and delivery of this Agreement or the Notes, whether or not any Notes are then outstanding. The Company agrees to protect and indemnify you against any liability for any and all brokerage fees and commissions payable or claimed to be payable to any Person in connection with the transactions contemplated by this Agreement.


Section 9.5.Powers and Rights Not Waived; Remedies Cumulative~Section9.5.Powers and Rights Not Waived; Remedies Cumulative. No delay or failure on the part of the holder of any Note in the exercise of any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of the same preclude any other or further exercise thereof, or the exercise of any other power or right, and the rights and remedies of the holder of any Note are cumulative to and are not exclusive of any rights or remedies any such holder would otherwise have, and no waiver or consent, given or extended pursuant to ss.7 hereof, shall extend to or affect any obligation or right not expressly waived or consented to.


Section 9.6.Notices~Section9.6.Notices. All communications provided for hereunder shall be in writing and, if to you, delivered or mailed by registered or certified mail, by overnight air courier, or by facsimile transmission (in which case, such communication shall be concurrently sent by registered or certified mail or overnight air courier) in each case prepaid and addressed to you at your address appearing on Schedule I to this Agreement or such other address as you or the subsequent holder of any Note initially issued to you may designate to the Company in writing, and if to the Company, delivered or mailed by registered or certified mail, by overnight air courier, or by facsimile transmission (in which case, such communication shall be concurrently sent by registered or certified mail or overnight air courier) in each case prepaid and addressed to the Company at One Market, Steuart Street Tower, Suite 900, San Francisco, CA 94105-1301, Attention: Vice President - Chief Financial Officer, or to such other address as the Company may in writing designate to you or to a subsequent holder of the Note initially issued to you.


Section 9.7.Successors and Assigns~Section9.7.Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to your benefit and to the benefit of your successors and assigns, including each successive holder or holders of any Notes.


Section 9.8.Survival of Covenants and Representations.~Section9.8.Survival of Covenants and Representations. All covenants, representations and warranties made by the Company herein and in any certificates delivered pursuant hereto, whether or not in connection with the Closing Date, shall survive the closing and the delivery of this Agreement and the Notes.


Section 9.9.Severability.~Section9.9.Severability. Should any part of this Agreement for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated.


Section 9.10.Governing Law~Section9.10.Governing Law. This Agreement and the Notes issued and sold hereunder shall be governed by and construed in accordance with Illinois law.


Section 9.11.Submission to Jurisdiction.~Section9.11.Submission to Jurisdiction. Any legal action or proceeding with respect to this Agreement or the Notes or any document related thereto shall be brought in the courts of the State of Illinois or of the United States of America for the Northern District of Illinois and in no other courts, and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property generally and unconditionally, the jurisdiction of the aforesaid courts. The Company hereby irrevocably and unconditionally waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any action or proceeding in such respective jurisdiction.


Section 9.12.Captions.~Section9.12.Captions. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.


Section 9.13.Limitation of Liability.~Section9.13.Limitation of Liability. Except in the event of fraud on the part of the General Partner or any of its Affiliates in connection with the transactions contemplated by this Agreement, no holder of any Note shall have any right at any time to seek recovery of the Indebtedness evidenced by the Notes from the assets of the General Partner.

         The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                         PLM EQUIPMENT GROWTH FUND

                                         By:    PLM FINANCIAL SERVICES, INC.,
                                                Its General Partner

                                                By
                                                Name:
                                                Title:

Accepted as of _________________

                                                [VARIATION]



                                                By
                                                Its

                                   SCHEDULE I
                               (to Note Agreement)
                                                             PRINCIPAL AMOUNT
NAME AND ADDRESS                                             OF NOTES TO BE
OF PURCHASERS                                                PURCHASED


THE NORTH ATLANTIC LIFE INSURANCE                            $3,000,000
COMPANY OF AMERICA
c/o Washington Square Capital
100 Washington Square, Suite 800
Minneapolis, Minnesota  55401-2147
Attention:  Securities Department
Telecopier Number:  (612) 372-5368

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "PLM Equipment Growth Fund I, Adjustable Rate Senior Secured Notes due December 31, 1998, PPN 69343@AA7, principal, premium or interest") to:

         Northern Trust Company (ABA #071-000-152)

         for credit to:  The North Atlantic Life
           Insurance Company
         Account Number 5186041000

Notices

All notices  with  respect to interest  rate  changes to be  addressed  as first
provided  above,   Attention:   Ms.  Becky  Loeffelholz,   Bond  Administration,
Telecopier No. (612) 342-3468.

All other notices and communications to be addresses as first provided above, except notices of payments on or in respect of the Notes and written confirmation of each such payment to be addressed Attention:
Securities Operations.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  11-1983132

                                                             PRINCIPAL AMOUNT
                 NAME AND ADDRESS                            OF NOTES TO BE
                   OF PURCHASERS                             PURCHASED


NORTHERN LIFE INSURANCE COMPANY                              $5,000,000
c/o Washington Square Capital
100 Washington Square, Suite 800
Minneapolis, Minnesota  55401-2147
Attention:  Securities Department
Telecopier Number:  (612) 372-5368

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "PLM Equipment Growth Fund, Adjustable Rate Senior Secured Notes due December 31, 1998, PPN 69343@AA7, principal, premium or interest") to:

         First National Bank N.A./Mpls. (ABA #091000022)
         601 2nd Avenue South
         Attention:  Securities Accounting

         for credit to:  Northern Life Insurance Company
           Account Number 1602-3237-6105

Notices

All notices  with  respect to interest  rate  changes to be  addressed  as first
provided  above,   Attention:   Ms.  Becky  Loeffelholz,   Bond  Administration,
Telecopier No. (612) 342-3468.

All other notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  41-1295933

                                                         PRINCIPAL AMOUNT
                 NAME AND ADDRESS                        OF NOTES TO BE
                   OF PURCHASERS                         PURCHASED

NORTHWESTERN NATIONAL LIFE INSURANCE                     $5,000,000
  COMPANY
c/o Washington Square Capital
100 Washington Square, Suite 800
Minneapolis, Minnesota  55401-2147
Attention:  Securities Department
Telecopier Number:  (612) 372-5368

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "PLM Equipment Growth Fund, Adjustable Rate Senior Secured Notes, due December 31, 1998, PPN 69343@AA7, principal, premium or interest") to:

         First National Bank N.A./Mpls. (ABA #091000022)
         601 2nd Avenue South
         Minneapolis, Minnesota  55402
         Attention:  Securities Accounting

         for credit to: Northwestern National Life Insurance Company Account Number 1102-4001-4461

Notices

All notices  with  respect to interest  rate  changes to be  addressed  as first
provided  above,   Attention:   Ms.  Becky  Loeffelholz,   Bond  Administration,
Telecopier No. (612) 342-3468.

All other notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  41-0451140

                                                           PRINCIPAL AMOUNT
                 NAME AND ADDRESS                          OF NOTES TO BE
                   OF PURCHASERS                           PURCHASED


THE MINNESOTA MUTUAL LIFE INSURANCE                        $10,000,000
  COMPANY
400 North Robert Street
St. Paul, Minnesota  55101
Attention:  MIMLIC Asset Management Company
Facsimile:  (612) 223-5959

Payments
         All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each "PLM Equipment Growth Fund, Adjustable Rate Senior Secured Notes due December 1, 1998, PPN 69343@AA7, principal or interest") to:

         The Federal Reserve Bank of Minneapolis for the account of: The First Bank National Association (ABA #091000022) Minneapolis, Minnesota

         BNF The Minnesota Mutual Life Insurance Company
         Account Number 1801-10-00600-4

Notices

         All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  41-0417830

                                   SCHEDULE II
                               (to Note Agreement)
                               NAMES OF APPRAISERS

List of Approved Appraisal Firms:

                  GENERAL

         1.       American Appraisal Associates
         2.       Marshal & Stevens
         3.       Valuation Research
         4.       Manufacturers Appraisal
         5.       Strategis Asset Valuation & Management
                    (Alexander & Alexander - Appraisal Division)
         6.       Valuation Engineering Associates

                  CONTAINERS

         1.       Independent Equipment Company
                  2471 McMullen Booth Rd.
                  Suite 309
                  Clearwater, Florida 34619
                  (813) 796-7733

         2.       International Equipment Marketing, Inc.
                  Two Lombard Street
                  San Francisco, California 94111
                  (415) 362-0874

         3.       Unicon

                  TRAILERS

         1.       Taylor & Martin, Inc.

                  MARINE VESSELS

         1.       A.L. Burbank - Fort Lee, New Jersey
         2.       American Marine Advisers
         3.       Bassoe - Oslo, Norway
         4.       Fearnleys - Oslo, Norway
         5.       Clarkson - London, England
         6.       Jacques Pierot & Sons - New York, NY
         7.       Victoria Ships Brokers - Hong Kong
         8.       R.S. Platou (USA) Co. - Houston, Texas
         9.       R.S. Platou A/S - Oslo, Norway

                  AIRCRAFT

         1.       Aircraft Information Service, Inc.
                  as successor to
                  Airclaims Information Services, Inc.
                  23232 Peralta Drive
                  Suite 115
                  Laguna Hills, California  92653
                  (714) 830-0101

         2.       Avitas Aviation
                  835 Alexander Bell Drive
                  Reston, Virginia  22091
                  (703) 476-2300

         3.  USA Air Leasing and Services
                  2345 Crystal Drive
                  Arlington, VA  22227
                  (703) 418-7500

                  ROLLING STOCK

         1.  Arrow Truck Sales, Inc.
                  3200 Manchester Traffic Way
                  Kansas City, Missouri 64129
                  (816) 923-5000

         2.  Mr. Robert E. Krause
                  Railmark, Inc.
                  10661 Bridger Canyon Road
                  Bozeman, Montana  59715
                  (406) 586-3566

         3.  James D. Husband
                  R.L. Banks & Associates, Inc.
                  1717 K. Street, NW
                  Washington, DC  20006
                  (202) 296-6700

         4.  James E. Lando - President
                  Railmark, Ltd.
                  4300 Duhme Road
                  Suite "A"
                  Madeira Beach, Florida  33708

         5.  Jerry Gregg
                  9911 Nieman Road
                  Overland Park, KS 66214
                  Madeira Beach, Florida  33708
                  (913) 541-9133

                  MOBILE OFFSHORE DRILLING UNITS

         1.  Bassoe Offshore Consultants
                  Jonathan B. Fairbanks & Erland Bassoe
                  2000 West Loop South, Suite 2110
                  Houston, Texas  77027
                  (713) 850-9002

         2.  R.S. Platou (USA) Inc.
                  Mike Smith - President
                  3535 Briarpark Drive, Suite 201
                  Houston, Texas  77042
                  (713) 974-5505

         3.  Normarine Offshore Consultants A.S.
                  Stein Schie
                  Dronningen 1, Postboks A
                  Bygdoy, 0211 Oslo Norway
                  47 22 55 44 55

         4.  Normarine Offshore Consultants, Inc.
                  Andrew Simpson & Steve Lawrence
                  Weslayan Tower, Suite 1620
                  24 Greenway Plaza
                  Houston, Texas  77046

                                  SCHEDULE III
                               (to Note Agreement)

              NAMES OF UNDERWRITERS, PROTECTION AND INDEMNITY CLUBS
                AND INSURERS RELATING TO EXTENSIONS AND RENEWALS
                              OF INSURANCE POLICIES

(Domestic insurers with a Best's rating less than A+)

                      INSURER                        BEST'S RATING

Reliance Insurance Company                                 A-


                      COVERAGE

Directors & Officers and General Partner Liability

                                                                A-
                                    EXHIBIT A
                               (to Note Agreement)
                            PLM EQUIPMENT GROWTH FUND

                       Adjustable Rate Senior Secured Note
                              Due December 31, 1998
No. R-         ___________, 1995

$              PPN 69343@AA7

         PLM EQUIPMENT GROWTH FUND, a California limited partnership (the "Company"), for value received, hereby promises to pay to or registered assigns,
                        on the last day of December, 1998
                             the principal amount of

                               DOLLARS ($________)
and to pay interest (computed on the basis of a 360-day year and actual days elapsed) on the principal amount from time to time remaining unpaid hereon at the Adjustable Rate from the date hereof until maturity, payable quarterly on the last day of each March, June, September, and December in each year commencing December 31, 1995, and at maturity. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after maturity, whether by acceleration or otherwise, until paid.

         For purposes of this Note, the terms hereinafter set forth when used herein shall have the following meanings:

         "Adjustable Rate" shall mean a rate per annum equal to the sum of (i) 1.35%, plus (ii) the LIBO Rate for the applicable Interest Period.

         "Indexing Agent" shall mean First Union National Bank of North Carolina, or any other Person or Persons who, at the time of reference thereto, shall have been appointed as successor to the Indexing Agent by the Requisite Holders.

         "Interest Periods" with respect this Note shall mean in the case of the first Interest Period, the period commencing on the Closing Date to and including December 31, 1995 and thereafter shall mean each three-month period commencing on March 31, 1996 and each June 30, September 30, December 31 and March 31 thereafter through and including the March 31, June 30, September 30, or December 31 date on which this Note is paid in full; provided that:

                   (a) whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall be the immediately preceding Business Day;

                   (b) a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, however, that if there is no numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end;

                   (c) the  interest  rate to be  applicable  for each  Interest
         Period shall apply from and including the first day of such Interest Period to but excluding the last day thereof; and

                   (d) if any such Interest Period would otherwise end after December 31, 1998, such Interest Period shall end on December 31, 1998.

         "Interest Rate Adjustment Date" shall mean the last day of each Interest Period.

         "LIBO Rate" means, with respect to each Interest Period which occurs while any principal amount of this Note remains outstanding; the rate of interest (expressed as an annual rate) determined by the Indexing Agent equal to the offered rate for three-month deposits in U.S. Dollars that appears on the display designated as page "LIBOR03M" on the Bloomberg Service, or on such other display on the Bloomberg Service as shall then replace or succeed page "LIBOR03M" and contains the British Bankers Association market quote of current London Interbank offered rates for deposits in Dollars quoted by selected banks (page "LIBOR03M" or such other display being herein referred to as the "Bloomberg LIBOR Screen"), for delivery on the first day of such Interest Period, such rate to be established from the quote on the Bloomberg LIBOR Screen at (or as near to as practicable to) 11:00 A.M. (London time) two (2) Business Days prior to the first day of such Interest Period (which shall be a Business
Day); provided, that, if no such offered rate appears on the Bloomberg LIBOR Screen, the LIBO Rate in respect of that Interest Period will be the composite offered rate of interest per annum shown on Page 3750 of the Dow Jones Company Telerate screen or any successor page as the composite offered rate for London Interbank deposits and with a period equal to the Interest Period of such loan as shown under the heading "USD" as of 11:00 A.M. (London time) two (2) Business Days prior to the first day of such Interest Period. As used herein, "Bloomberg Service" shall mean Bloomberg Financial Markets Services.

         Both the principal hereof and interest hereon are payable at the principal office of the Company in San Francisco, California in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any day which is not a Business Day, such amount shall be payable on the immediately succeeding Business Day, provided that interest shall be due and payable through and including such succeeding Business Day. "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks in San Francisco, California or Chicago, Illinois, are required by law to close or are customarily closed and if the applicable "Business Day" relates to the determination of the LIBO Rate, a day on which banks are dealing in U.S. Dollar deposits in the Interbank Market in London, England.

         This Note is one of the Adjustable Rate Senior Secured Notes of the Company in the aggregate principal amount of $23,000,000 issued or to be issued under and pursuant to the terms and provisions of separate and several Note Agreements, each dated as of September 1, 1995 (the "Note Agreements", words and phrases not otherwise defined in this Note having the meanings ascribed thereto in said Note Agreements) entered into by the Company with the original purchasers therein referred to and this Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreements to all the benefits and security provided for thereby or referred to therein, to which Note Agreements reference is hereby made for the statement thereof.

         This Note and the holder hereof are also entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Security Agreement (as such term is defined in the "Note Agreements"). Reference is hereby made to each of the foregoing for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes and the Company in respect thereof.

         This Note and the other Notes outstanding under the Note Agreements may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.

         Except in the event of fraud on the part of the General Partner or any of its Affiliates in connection with the transaction contemplated by the Note Agreements, no holder of this Note shall have any right at any time to seek recovery of the Indebtedness evidenced by this Note from the assets of the General Partner.

         The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the Breakage Cost Amount, if any, set forth in Section 2 of the Note Agreements.

         This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, Breakage Cost Amount, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

         This Note and said Agreements are governed by and construed in accordance with the laws of the State of Illinois.
                                              PLM EQUIPMENT GROWTH FUND

                                              By: PLM FINANCIAL SERVICES, INC.,
                                                  Its General Partner



                                                     By
                                                     Its

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER SAID ACT.

         UNDER THE TERMS OF THE NOTE AGREEMENTS,  THE COMPANY IS NOT REQUIRED TO
DELIVER   CERTAIN   FINANCIAL   INFORMATION  TO   NOTEHOLDERS   ENGAGED  IN  THE
TRANSPORTATION EQUIPMENT LEASING OR SERVICING BUSINESS.

         UNDER THE TERMS OF THE NOTE AGREEMENTS, THIS NOTE MAY NOT BE TRANSFERRED TO CERTAIN PROHIBITED TRANSFEREES.

                                    EXHIBIT B
                               (to Note Agreement)
                            PLM EQUIPMENT GROWTH FUND

                               CLOSING CERTIFICATE


To the Parties listed on the
Schedule attached hereto

Ladies and Gentlemen:

         This certificate is delivered to you in compliance with the requirements of the separate and several Note Agreements, each dated as of September 1, 1995 (the "Agreements"), entered into by the undersigned, PLM Equipment Growth Fund, a California limited partnership (the "Company"), with each of you, and as an inducement to and as part of the consideration for your purchase on this date aggregating $23,000,000 principal amount of the Adjustable Rate Senior Secured Notes due December 31, 1998 (the "Notes") of the Company pursuant to the Agreements. The terms which are capitalized herein shall have the same meanings as in the Agreements.

         The Company represents and warrants to each of you as follows:

                    1. Subsidiaries. Annex A attached hereto states the name of each of the Company's Restricted Subsidiaries, its jurisdiction of organization and the percentage of its Voting Equity Capital or other Equity Capital owned by the Company and/or its Subsidiaries. The Company and each Restricted Subsidiary has good and marketable title to all of the Voting Equity Capital or other Equity Capital it purports to own of each Restricted Subsidiary, free and clear in each case of any Lien. All such Voting Equity Capital and other Equity Capital has been duly issued and are fully paid and non-assessable. The Company has no Subsidiary which is not a Restricted Subsidiary.

                    2. Organization and Authority. (a) The Company is a limited partnership duly organized, validly existing and in good standing under the laws of the State of California. The Company's sole general partner is PLM Financial Services, Inc. The General Partner and each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

                   (b)     The Company, the General Partner and each Subsidiary

                                     (i) has all  requisite  power and authority
                           and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted; and

                                    (ii) is duly licensed or qualified and is in
                           good standing in each jurisdiction wherein the nature of the business transacted by it or the nature of the Property owned or leased by it makes such licensing or qualification necessary, except where the failure to be duly licensed or qualified or to be in good standing would not have a materially adverse effect on the business or financial condition of the Company.

                    3. Business and Property. You have heretofore been furnished with a copy of the Private Placement Offering Memorandum dated July, 1995 (the "Memorandum") prepared by the Company with assistance from First Union Investment Banking which generally sets forth the business conducted and proposed to be conducted by the Company and its Subsidiaries and the principal properties of the Company and its Subsidiaries. As disclosed in the Prospectus of the Company dated May 20, 1986, it is and has been since the inception of the Company the intention of the Company to incur Indebtedness in order to finance in part the purchase of Equipment to be held for lease by the Company. The issue and sale of the Notes constitutes an incurrence of Indebtedness which is consistent with the business of the Company as described in the Partnership Agreement and such Prospectus.

                  Under the terms of the Partnership Agreement, the Company is not permitted to pay, directly or indirectly, or through any
         Subsidiary,   any  Subordinated   Incentive  Fee  (as  defined  in  the
         Partnership Agreement) unless and until, among other things, all liabilities of the Company, including any and all liability on the Notes, shall have been fully paid.

                    4. Financial Statements. (a) The consolidated balance sheet of the Company and its Subsidiaries as of December 31, 1994, and the statement of operations and changes in partners' capital and the statement of cash flows for the fiscal year ended on said date accompanied by a report thereon containing an opinion unqualified as to scope limitations imposed by the Company and otherwise without qualification except as therein noted, by KPMG Peat Marwick, have been prepared in accordance with generally accepted accounting principles consistently applied except as therein noted, are correct and complete and present fairly the financial position of the Company and its Subsidiaries as of such date and the results of their operations and changes in partners' capital and cash flows for such period. The unaudited consolidated balance sheets of the Company and its Subsidiaries as of June 30, 1995, and the unaudited statement of operations and changes in partners' capital and the statement of cash flows for the six-month period ended on said date prepared by the Company have been prepared in accordance with generally accepted accounting principles consistently applied, are correct and complete and present fairly the financial position of the Company and its Subsidiaries as of said date and the results of their operations and changes in partners' capital and cash flows for such period.

                           (b) Since December 31, 1994, there has been no change in the condition, financial or otherwise, of the Company and its Subsidiaries as shown on the consolidated balance sheet as of such date except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse.

                    5. Indebtedness. Annex B attached hereto correctly describes all Debt, including without limitation Debt secured by Liens within the limitations of ss.5.10, and Capitalized Leases of the Company and its Restricted Subsidiaries outstanding on the Closing Date.

                    6. Equipment. Annex C attached hereto correctly describes all Equipment of the Company and its Restricted Subsidiaries existing on the Closing Date and the corresponding Equipment Value attributable to each such item of Equipment as of August 31, 1995.

                    7. Full Disclosure. The financial statements referred to in paragraph 4 do not, nor does the Memorandum or any other written statement furnished by the Company to you in connection with the negotiation of the sale of the Notes (including the Memorandum), contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not
         misleading.   There  is  no  fact   peculiar  to  the  Company  or  its
         Subsidiaries which the Company has not disclosed to you in writing which materially affects adversely nor, so far as the Company can now foresee, will materially affect adversely the properties, business, prospects, profits or condition (financial or otherwise) of the Company and its Subsidiaries.

                    8. Pending Litigation.  There are no proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary in any court or before any governmental authority or arbitration board or tribunal which involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Company and its Subsidiaries. Neither the Company nor any Subsidiary is in default with respect to any order of any court or governmental authority or arbitration board or tribunal.

                    9. Title to Properties. The Company and each Subsidiary has good and marketable title in fee simple (or its equivalent under applicable law) to all the real Property and has good title to all the other Property it purports to own, including that reflected in the most recent balance sheet referred to in paragraph 4, except as sold or otherwise disposed of in the ordinary course of business and except for material liens disclosed in notes to the financial statements referred to in paragraph 4 hereof or otherwise permitted by the Agreements.

                   10. Patents and Trademarks. The Company and each Subsidiary owns or possesses all the patents, trademarks, trade names, service marks, copyrights, licenses and rights with respect to the foregoing necessary for the present and planned future conduct of its business, without any known conflict with the rights of others.

                   11. Sale is Legal and Authorized. The sale of the Notes and the execution and delivery of, and performance by the Company and the General Partner of their respective obligations under, the Agreements, the Security Agreement and the Notes have been duly authorized by all requisite partnership and corporate action, as the case may be, and will not violate any provision of law, any order, judgment or decree of any court or other agency of corporate or other government, the Partnership Agreement, the corporate charter or by-laws of the General Partner, or any indenture, agreement or other instrument to which the Company or the General Partner is a party, or by which the Company or the General Partner is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any Lien of any nature whatsoever upon any of the Property or assets of the Company or the General Partner pursuant to, any such indenture, agreement or instrument except as permitted by the Agreements.

                   12. No Defaults. No Default or Event of Default as defined in the Agreements has occurred and is continuing. The Company is not in default in the payment of principal or interest on any Indebtedness for borrowed money and is not in default under any instrument or instruments or agreements under and subject to which any Indebtedness for borrowed money has been issued and no event has occurred and is continuing under the provisions of any such instrument or agreement which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

                   13. Governmental Consent. No approval, consent or withholding of objection on the part of any regulatory body, state, Federal or local, is necessary in connection with the execution and delivery by the Company of the Agreements, the Security Agreement or the Notes or compliance by the Company with any of the provisions of the Agreements, the Security Agreement or the Notes.

                   14. Taxes. All tax returns required to be filed by the Company or any Subsidiary in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees and other governmental charges upon the Company or any Subsidiary or upon any of their respective properties, income or franchises, which are shown to be due and payable in such returns have been paid, except any such returns for the failure to file would not have a material adverse effect on the business or financial condition of the Company and its Restricted Subsidiaries, taken as a whole. The Company does not know of any proposed additional tax assessment against it for which adequate provision has not been made in its accounts, and no material controversy in respect of additional Federal or state income taxes is pending or to the knowledge to the Company threatened. The provisions for taxes on the books of the Company and each Subsidiary are adequate for all open years, and for its current fiscal period.

                   15. Use of Proceeds. The net proceeds from the sale of the Notes will be used to pay in full Debt outstanding under the Loan Agreement dated as of August 29, 1989, as heretofore amended, among Den Norske Bank (as successor to Bergen Bank A/S), as Agent, the Banks listed in Schedule I thereto as lenders, the Company and the General Partner. None of the transactions contemplated in the Agreements (including, without limitation thereof, the use of proceeds from the issuance of the Notes) will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto, including, without limitation, Regulations G, T and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. Neither the Company nor any Subsidiary owns or intends to carry or purchase any "margin stock" within the meaning of said Regulation G. None of the proceeds from the sale of the Notes will be used to purchase, or refinance any borrowing, the proceeds of which were used to purchase any "security" within the meaning of the Securities Exchange Act of 1934, as amended.

                   16. Private Offering. Neither the Company, directly or indirectly, nor any agent on its behalf has offered or will offer the Notes or any similar Security or has solicited or will solicit an offer to acquire the Notes or any similar Security from or has otherwise approached or negotiated or will approach or negotiate in respect of the Notes or any similar Security with any Person other than you and not more than 25 other institutional investors, each of whom was offered a portion of the Notes at private sale for investment. Neither the Company, directly or indirectly, nor any agent on its behalf has offered or will offer the Notes or any similar Security or has solicited or will solicit an offer to acquire the Notes or any similar Security from any Person so as to bring the issuance and sale of the Notes within the provisions of Section 5 of the Securities Act of 1933, as amended.

                   17. Employee Retirement Income Security Act of 1974. The consummation of the transactions provided for in the agreement and compliance by the Company with the provisions thereof and the Notes issued thereunder will not involve any prohibited transaction within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended. The Company does not maintain any "employee pension benefit plans", as defined in ERISA.

                   18. Compliance with Law. Neither the Company nor any Restricted Subsidiary (a) is in violation of any law, ordinance, franchise, governmental rule or regulation to which it is subject; or
         (b) has failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of its Property or to the conduct of its business, which violation or failure to obtain could materially adversely affect the business, prospects, profits, properties or condition (financial or otherwise) of the Company and its Restricted Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations contained in the Agreements, the Security Agreement or the Notes.

                   19. Compliance with Environmental Laws. The Company is not in violation of any applicable Environmental Law which violation could have a material adverse effect on the business, prospects, profits, properties or condition (financial or otherwise) of the Company and its Restricted Subsidiaries, taken as a whole. The Company does not know of any liability or class of liability of the Company or any Restricted Subsidiary under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.), or the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901 et seq.).

                   20. Fungible Securities. When issued, the Notes will constitute "securities" within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act") and will not be of the same class as securities listed on a national security exchange registered under
         Section  6  of  the  Exchange  Act  or  quoted  in  a  U.S.   automated
         inter-dealer quotation system, and will not be convertible or exchangeable into any such securities.

                    21. Investment Company Act. Neither the Company nor any of its Subsidiaries is an "investment holding company" or "affiliated company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                   22. Lien  Recordation.  A Uniform  Commercial  Code financing statement has been filed for record with the Secretary of State of the State of California and the Security Agreement creates a valid and perfected first security interest in such collateral effective as against creditors of and purchasers from the Company and its Subsidiaries to the extent that a Lien and security interest may be perfected under the Uniform Commercial Code by such filing, subject only to encumbrances expressly permitted by the terms of the Agreement and the Security Agreement.

         Dated:
                                                PLM EQUIPMENT GROWTH FUND

                                                By PLM FINANCIAL SERVICES, INC.,
                                                Its General Partner



                                                    By
                                                    Its

                                     ANNEX A
                            (to Closing Certificate)
                           SUBSIDIARIES OF THE COMPANY

RESTRICTED SUBSIDIARIES:



                                                                                                Percentage of Voting Equity Capital
                                                                                                    Owned by Company and Each Other
                                                                                                           Restricted Subsidiary
                           Name of Vessel/Mobile Offshore                        Jurisdiction of
(a)                          Drilling Unit Subsidiaries                           Incorporation

                              Cabrillo Offshore Inc.                              California                          55%
                                 Clement Vessel Inc.                              California                          50%



                                     ANNEX B
                            (to Closing Certificate)
                         DESCRIPTION OF DEBT AND LEASES


1.       Unsecured Debt as of the Closing Date:

                                      None


2. Debt Secured by Liens within the Limitations of ss.5.10, other than Capitalized Leases, as of the Closing Date:

                                      None


3.       Capitalized Leases as of the Closing Date:

                                      None

                                     ANNEX C
                            (to Closing Certificate)
                            DESCRIPTION OF EQUIPMENT
                   AND EQUIPMENT VALUES AS OF AUGUST 31, 1995




                                 [See Attached]

                                    EXHIBIT C
                               (to Note Agreement)
                DESCRIPTION OF SPECIAL COUNSEL'S CLOSING OPINION

         The closing opinion of Chapman and Cutler, special counsel to the Purchasers, called for by ss.4.2 of the Note Agreement, shall be dated the Closing Date and addressed to the Purchasers, and shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:

                   (1) The Company is a limited partnership, duly organized and validly existing under the laws of the State of California, has the power and the authority to execute and deliver the Note Agreements and to issue the Notes.

                   (2) The Note Agreements have been duly authorized by all necessary partnership action on the part of the Company, have been duly executed and delivered by an authorized officer of the General Partner and constitute the legal, valid and binding contracts of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                   (3) The Notes have been duly authorized by all necessary partnership action on the part of the Company, have been duly executed and delivered by an authorized officer of the General Partner and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                   (4) The  issuance,  sale and  delivery of the Notes under the circumstances contemplated by the Note Agreements does not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

         The opinion of Chapman and Cutler shall also state that the opinion of Stephen Peary, Esq. is satisfactory in scope and form to Chapman and Cutler and that, in their opinion, the Purchasers are justified in relying thereon and shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request.

         In rendering the opinion set forth in paragraph 1 above, Chapman and Cutler may rely, as to matters referred to in paragraph 1, solely upon an examination of the Amended and Restated Limited Partnership Agreement certified by an authorized officer of the General Partner and the Certificate of Limited Partnership and all amendments thereto certified by the Secretary of State of the State of California. The opinion of Chapman and Cutler is limited to the laws of the State of Illinois and the Federal laws of the United States.

         With respect to matters of fact upon which such opinion is based, Chapman and Cutler may rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and the Purchasers delivered in connection with the issuance and sale of the Notes.

        DESCRIPTION OF CLOSING OPINION OF GENERAL COUNSEL TO THE COMPANY

         The closing opinion of Stephen Peary, Esq., general counsel of the General Partner, which is called for by ss.4.2 of the Note Agreement, shall be dated the Closing Date, shall be addressed to the Purchasers and shall be satisfactory in form and substance to the Purchasers to the effect that:

                   (1) The Company is a limited partnership, duly organized and validly existing under the laws of the State of California, has all requisite power and authority and is duly authorized to enter into and perform the Note Agreements and to issue the Notes and incur the Indebtedness to be evidenced thereby and has full power and authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign limited partnership in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary, except where the failure to be duly licensed or qualified or to be in good standing would not have a materially adverse effect on the business or financial condition of the Company.

                   (2) Each Restricted Subsidiary that is a corporation or a partnership is a corporation or partnership, as the case may be, duly organized, legally existing and in good standing under the laws of its jurisdiction of organization and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary, except where the failure to be duly licensed or qualified or to be in good standing would not have a materially adverse effect on the business or financial condition of the Company; and all of the issued and outstanding shares of capital stock of each such Restricted Subsidiary that is a corporation have been duly issued, are fully paid and non-assessable and are owned by the Company, by one or more Restricted Subsidiaries, or by the Company and one or more Restricted Subsidiaries or an Affiliated Partnership.

                   (3) The Note Agreements have been duly authorized by all necessary partnership action on the part of the Company, have been duly executed and delivered by an authorized officer of the General Partner and constitute the legal, valid, binding and enforceable contracts of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                   (4) The Notes have been duly authorized by all necessary partnership action on the part of the Company, have been duly executed and delivered by an authorized officer of the General Partner and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                   (5) The Security Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                   (6) The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Note Agreements do not
         (i) conflict with or contravene any law, rule or regulation applicable to the Company or (ii) conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any lien or encumbrance upon any of the property of the Company pursuant to the provisions of the Partnership Agreement or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company may be bound except as permitted by the Note Agreements.

                   (7)  The  Security  Agreement  (or  financing  statements  or similar notices thereof to the extent permitted or required by applicable law) have been filed for record or recorded in all public offices wherein such filing or recordation is necessary to perfect the security interest granted by the Security Agreement in the collateral therein described as against creditors of and purchasers from the Company and its Subsidiaries and the Security Agreement creates a valid and perfected first security interest in such collateral effective as against creditors of and purchasers from the Company and its Subsidiaries subject only to encumbrances expressly permitted by the terms of such Security Agreement.

                   (8) The courts of the State of California will give effect to those provisions of the Note Agreements, the Security Agreement and the Notes which stipulate that such documents shall be governed, and construed in accordance with, the laws of the State of Illinois.

                   (9) The execution and delivery of the Note Agreements and the Security Agreement and the issue and sale of the Notes does not conflict with or violate any of the provisions of the Partnership Agreement.

                  (10) The payment by the Company of all amounts required to be paid with respect to the Notes in accordance with the terms and conditions of the Note Agreements and the Security Agreement will not violate the provisions of any applicable state or federal law limiting or regulating the payment of interest on obligations.

                  (11) Neither the Company nor any of its Subsidiaries is an "investment holding company" or "affiliated company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (12) The transaction contemplated by the Note Agreements (including, without limitation, the use of the proceeds of the Notes) will not violate Section 7 of the Securities and Exchange Act of 1934 or the provisions of Regulation G, Regulation T or Regulation U promulgated by the Board of Governors of the Federal Reserve System.

                  (13) In reliance upon certain factual representations made by First Union National Bank of North Carolina, the Placement Agent, the issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Agreements is an exempt transaction under the Securities Act of 1933, as amended, and does not under existing law, as at the date of closing, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture in respect thereof under the Trust Indenture Act of 1939.

                  (14) To the knowledge of such  counsel,  there are no actions, suits or proceedings pending or threatened against or affecting the Company, the General Partner or any Subsidiary, at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which are likely to result, either individually or collectively, in any material adverse change in the business, Properties, operations or condition, financial or otherwise, of the Company or of the Company and its Restricted Subsidiaries taken as a whole, impair the ability of the Company and its Restricted Subsidiaries to carry on their business substantially as now conducted, impair the ability of the Company to perform its obligations under the Note Agreements, under the Security Agreement or under the Notes.

                  (15) No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal, State or local, is necessary in connection with the execution and delivery of the Note Agreements, the Security Agreement or the Notes.

         The opinion of Stephen Peary, Esq. shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company.